1933 Act File No. 33-07404
                                                      1940 Act File No. 811-4760

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X

    Pre-Effective Amendment No.         ....................

    Post-Effective Amendment No.   48  .....................        X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

    Amendment No.   48   ...................................        X

                               BT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

Jay S. Neuman, Esquire              Copies to:  Burton M. Leibert, Esq.
Federated Investors Tower                       Willkie Farr & Gallagher
Pittsburgh, Pennsylvania 15222-3779             One Citicorp Center
(Name and Address of Agent for Service)         153 East 53rd Street
      ......                                    New York, New York 10022

It is proposed that this filing will become effective
(check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) [ ] on ..... pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(1) [ ] on
(date) pursuant to paragraph (a)(1) [X] 75 days after filing pursuant to paragraph (a)(2) [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              CROSS-REFERENCE SHEET

      This Amendment to the Registration Statement of BT INVESTMENT FUNDS, which is comprised of seventeen funds, relates only to Intermediate Bond Fund, and is comprised of the following:

PART A......INFORMATION REQUIRED IN A PROSPECTUS.

                                          Prospectus Heading
                                          (Rule 404(c) Cross Reference)

Item 1.     Cover Page....................Cover Page.
Item 2.     Synopsis......................Summary of Fund Expenses.
Item 3.     Condensed Financial
            Information...................Financial Highlights; Performance
                                          Information and Reports.
Item 4.     General Description of
            Registrant....................The Fund; Who May Invest; Investment
                                          Objective(s) and Policies; Risk
                                          Factors:  Matching the Fund to Your
                                          Investment Needs; Special Information
                                          Concerning Master-Feeder Fund
                                          Structure; Additional Information.
Item 5.     Management of the Fund........Management of the Trust and
                                          Portfolio(s).
Item 6.     Capital Stock and Other
            Securities                    Dividends, Distributions and Taxes.
Item 7.     Purchase of Securities Being
            Offered.......................Net Asset Value; Purchase and
                                          Redemption of Shares.
Item 8.     Redemption or Repurchase......Purchase and Redemption of Shares.
Item 9.     Legal Proceedings             None.

PART B.    INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

Item 10.    Cover Page....................Cover Page.
Item 11.    Table of Contents.............Table of Contents.
Item 12.    General Information and
            History                       Organization of the Trust.
Item 13.    Investment Objectives and
            Policies                      Investment Objectives and Policies.
Item 14.    Management of the Fund........Management of the Trust and
                                         Portfolio(s).
Item 15.    Control Persons and Principal
            Holders of Securities.........Management of the Trust and
                                          Portfolio(s), Trustee Compensation
                                          Table.
Item 16.    Investment Advisory and Other
            Services                      Investment Adviser; Administrator.
Item 17.    Brokerage Allocation..........Portfolio Transactions and Brokerage
                                          Commissions.
Item 18.    Capital Stock and Other
            Securities                    Not Applicable.
Item 19.    Purchase, Redemption and
            Pricing of Securities Being
            Offered.......................Net Asset Value; Valuation of
                                          Securities; Redemption in Kind.
Item 20.    Tax Status....................Taxation.
Item 21.    Underwriters                  Not applicable.
Item 22.    Calculation of Performance
            Data                          Performance Information.
Item 23.    Financial Statements..........To be filed by Amendment.



INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                              SUBJECT TO COMPLETION
                             PRELIMINARY PROSPECTUS
                              DATED APRIL 22, 1998

                               BT INVESTMENT FUNDS
                             INTERMEDIATE BOND FUND

IRA CLASS

The Intermediate Bond Fund seeks to provide investors with a high level of current income while seeking to maintain a stable net asset value ("NAV") per share.

PROSPECTUS: July ___, 1998

BT Investment Funds (the "Trust") is an open-end management investment company (mutual fund). The Intermediate Bond Fund (the "Fund") is a separate series of the Trust. The shares offered by this prospectus are the IRA Class of shares (the "Shares").

UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS NET INVESTABLE ASSETS (THE "ASSETS") IN INTERMEDIATE BOND PORTFOLIO (THE "PORTFOLIO"), A SEPARATE SUBTRUST OF BT INVESTMENT PORTFOLIOS, A NEW YORK MASTER TRUST FUND (THE "PORTFOLIO TRUST"), WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "INFORMATION CONCERNING THE MASTER-FEEDER FUND STRUCTURE." THE FUND IS NOT A MONEY MARKET FUND, AND THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN A STABLE NAV OR OTHERWISE ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

Please read this Prospectus before investing and keep it on file for future reference. It contains important information concerning the Fund and the Portfolio, including how the Portfolio invests and the services available to the Fund's shareholders. Bankers Trust Company ("Bankers Trust") is the investment adviser ("Adviser") of the Portfolio.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

To learn more about the Fund and the Portfolio, investors can obtain a copy of the Fund's Statement of Additional Information ("SAI"), dated July __, 1998, which has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by this reference. For a copy of the SAI please call the Trust's service agent at 1-800-677-7596.

SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST COMPANY, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

                                TABLE OF CONTENTS

THE FUND
Who May Invest
Investment Objective
Expense Summary
   Shareholder Transaction Expenses
   Annual Operating Expenses
   Expense Table Example
   Fund Financial Highlights

OVERVIEW OF THE TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS
 Overview
Types of Accounts
   Traditional IRAs
   Roth IRAs
   SEP-IRAs
   SIMPLE IRAs
   Keogh Plans
   Education IRAs

INVESTMENT POLICIES, PRACTICES AND RISK FACTORS
Investment Objectives and Policies
The Fund
The Portfolio
Investment Practices of the Portfolio
Risk Factors


TRANSACTIONS IN FUND SHARES
Purchasing Shares
   Service Agent
   Minimum Investment
Redeeming Shares
   IRA Qualified Redemptions
   Traditional IRAs, SEP-IRAs and SIMPLE IRAs
   Roth IRAs
   Keogh Plans
   Education IRAs
Additional Information About Redeeming Shares

SHAREHOLDER AND FUND INFORMATION
Investor Services
Net Asset Value
Dividends and Capital Gains Distributions
Tax Considerations
Performance
Explanation of Performance Terms

MANAGEMENT OF THE TRUST AND PORTFOLIO
   Boards of Trustees
   Investment Adviser
   The Investment Advisory Agreement
   Portfolio Management
   Administrator
   Distributor
   Custodian and Transfer Agent
Bankers Trust Company and Its Affiliates

ADDITIONAL INFORMATION ABOUT THE TRUST

INFORMATION ON THE MASTER-FEEDER FUND STRUCTURE

DEFINITIONS OF SECURITIES PURCHASED BY THE PORTFOLIO

                                    THE FUND


WHO MAY INVEST

The Fund is designed for investors seeking preservation and stability of principal and a level of current income higher than money market mutual funds over most time periods. The Fund has been established to serve as an alternative investment to short-term bond funds and money market funds. In addition, the Fund is designed as a comparable investment to stable value investment options offered in employee benefit plans for those individuals who are "rolling" funds over from the stable value option into an IRA. The Fund currently offers one (1) class of shares solely to individual retirement accounts. For the purpose of this prospectus, individual retirement accounts include, but are not limited to, those accounts commonly referred to as traditional IRAs, Roth IRAs, simplified employee pension IRAs ("SEP-IRAs"), IRAs that are part of a savings incentive match plan for employees ("SIMPLE IRAs"), Keogh plans and education IRAs (each, an "IRA," collectively referred to herein as "IRAs"). See "Overview of the Types of Individual Retirement Accounts" on page 4. The Fund is offering the Shares to owners of IRAs (each an "IRA Owner"). Shares are available directly through a BT Mutual Funds IRA or through another IRA provider who makes available Shares of the Fund.

The Fund is not in itself a balanced investment plan. IRA Owners should consider their investment objectives and tolerance for risk when making an investment decision. When Shares are redeemed, they may be worth more or less than what they originally cost, although the nature of the Portfolio's investments -- particularly the Wrapper Agreements (as defined below)-- are intended to stabilize the Fund's NAV per Share.


INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income while seeking to maintain a stable NAV per Share. The Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio. The Portfolio will seek to achieve this objective by investing in a diversified portfolio of fixed income securities, money market instruments, futures, options and other instruments ("Portfolio Securities") and by entering into wrapper agreements with financial institutions, such as insurance companies and banks, which are intended to stabilize the NAV per Share of the Fund (the "Wrapper Agreements"). See "Overview of Wrapper Agreements and Associated Risks" herein. There can be no assurance that the Fund will achieve its stated investment objective.


EXPENSE SUMMARY

Annual operating expenses are paid out of the assets of the Portfolio and the Fund. The Portfolio pays an investment advisory fee and an administrative services fee to Bankers Trust and wrapper expenses to the Wrapper Providers (as defined below). The Fund incurs additional administrative expenses such as maintaining shareholder records and furnishing shareholder statements. The Fund must also provide semi-annual financial reports.

The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund. The expenses shown on the following pages are estimates for the first full year of operations. The table provides (i) a summary of expenses related to purchases and redemptions (sales) of Shares and the anticipated annual operating expenses of the Fund and the Portfolio, in the aggregate, as a percentage of average daily net assets and
(ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE AGGREGATE EXPENSES OF THE FUND (INCLUDING ITS PROPORTIONATE SHARE OF THE PORTFOLIO'S EXPENSES) WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES THAT THE FUND WOULD INCUR IF THE TRUST DIRECTLY RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN PORTFOLIO SECURITIES AND WRAPPER AGREEMENTS.


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge on Purchases               N/A
Maximum Sales Charge on Reinvested Dividends          N/A
Maximum Redemption Fee                    2.0%
Maximum Contingent Deferred Sales Charge        1.0%

As the Fund is intended for longer term investment and seeks to provide a higher level of current income than money market mutual funds over most time periods, the redemption fee (the "Redemption Fee") payable to the Fund and the contingent deferred sales charge (the "CDSC") payable to the Fund's Distributor are designed, in part, to discourage redemptions initiated by Shareholders attempting to take advantage of short-term interest rate movement.

IRA Qualified Redemptions (as described in "Redeeming Shares" herein) are not subject to the CDSC or Redemption Fee at any time. Those redemptions which are not IRA Qualified Redemptions are subject to the CDSC and Redemption Fee, in the amounts of 1% and 2%, respectively, on the proceeds of such redemptions of Shares by IRA Owners on any day that the "Interest Rate Trigger" (as described below) is "active," and not subject to those charges on days that the Interest Rate Trigger is "inactive." The Interest Rate Trigger is active on any day when the "5 Year U.S. Treasury Note Yield" exceeds the "Annual Effective Yield of the Fund. The "5 Year U.S. Treasury Note Yield" shall be defined on any determination date as the previous day's closing yield on the most recently issued ("on-the-run") 5 Year U.S. Treasury Note and the "Annual Effective Yield of the Fund" is defined as set forth under "Explanation of Performance Terms" on page 21 herein. See "Shareholder and Fund Information - Explanation of Performance Terms".

The status of the Interest Rate Trigger will either be "active" or "inactive" on any day, and shall be determined on every day that an NAV is calculated for the Fund. Once the Interest Rate Trigger is active, it remains active every day until the 5 Year U.S. Treasury Note Yield is less than the Annual Effective Yield of the Fund minus 0.25%, at which time the Interest Rate Trigger becomes inactive on the following day and remains inactive every day thereafter until it becomes active again. To follow is an example of when and how the Redemption Fee and CDSC will apply to the redemption of Shares.

EXAMPLE

      IRA Owner submits a non-IRA Qualified Redemption request to the Fund on March 2nd in the amount of $5,000. Assume the 5 Year U.S. Treasury Note Yield as of the close of business on March 1st is 5.59%. If the Annual Effective Yield of the Fund (as defined in "Shareholder and Fund Information - Explanation of Performance Terms," herein) is less than 5.59% as of March 1st, then the Interest Rate Trigger is active, and the CDSC and Redemption Fee apply on March 2nd. Thus, the net redemption proceeds to the IRA Owner will be $4,850. The CDSC and Redemption Fee will continue to apply to all non-IRA Qualified Redemptions until the 5 Year U.S. Treasury Note Yield is less than the Annual Effective Yield of the Fund minus 0.25%. Conversely, if the Annual Effective Yield of the Fund is equal to or greater than 5.59% as of March 1st, then the Interest Rate Trigger is not active on March 2nd and the CDSC and Redemption Fee will not apply. Thus, the net redemption proceeds to the IRA Owner will be $5,000.

      (Please note that this example does not take into consideration an individual IRA Owner's tax issues or consequences including without limitation any withholding taxes that may apply.)

IRA Owners can obtain information regarding when the Interest Rate Trigger is active, as well as the Annual Effective Yield of the Fund and the 5 Year U.S. Treasury Note Yield by calling 1-800-677-7796 or the IRA Owners' Service Agent. The 5 Year U.S. Treasury Note Yield can also be obtained by looking in Section C of the Wall Street Journal under "Treasury Bonds, Notes & Bills" for Govt. Bonds and Notes.

ANNUAL OPERATING EXPENSES (as a percentage of the Fund's projected average daily net assets)

Investment advisory fee (after reimbursement or waiver)*                0.25%
12b-1 fee                                             None
Other expenses (after reimbursement or waiver)**                  0.55%
Wrapper Fees***                                       0.20%
Total operating expenses (after reimbursement or waiver)          1.00%
-----------
* The Fund does not directly pay an investment advisory fee; the amount shown reflects the Fund's proportionate share of the Portfolio's investment advisory fee.

** "Other expenses" include certain additional services provided to the Fund and the Portfolio by Bankers Trust.

*** Wrapper Agreements are contracts entered into by the Portfolio that are intended to stabilize the value per Share of the Fund (see "Investment Objectives, Policies, Practices, and Risk Factors").

EXPENSE TABLE EXAMPLE:

     An investor would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period. No redemption fee has been included.

                              ONE YEAR          THREE YEARS

                                $10                      $32


The expense table and the example above show the estimated costs and expenses that an IRA Owner will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee payable by the Portfolio. Without such waiver, the Portfolio's investment advisory fee would be .40% of its average daily net assets. Bankers Trust has also voluntarily agreed to waive a portion of its administration fees (included in "Other Expenses"). Without such waiver, "Other Expenses" would be
 .61% Bankers Trust may terminate or adjust these voluntary waivers and reimbursements at any time in its sole discretion without notice to shareholders. In addition, the Wrapper Fees shown above are estimates and may be greater or less than .20%. The Wrapper Fee expenses incurred by the Portfolio will be those fees actually charged by the Wrapper Providers. In the absence of these waivers, assuming total class assets of $100 million, it is estimated that "Total Operating Expenses" of the Shares would be 1.21%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

Shares of the Fund are sold by Edgewood Services, Inc. ("Edgewood") as the Trust's distributor (the "Distributor"). For more information about the Fund's and the Portfolio's expenses see "Management of the Fund" and "Valuation Details" herein.

As of the date of this prospectus, the Fund has issued only the IRA Class of shares to which this Prospectus refers. The Fund may issue additional classes in the future.

FUND FINANCIAL HIGHLIGHTS
The Fund will have a fiscal year end of September 30. As this is the Fund's first fiscal year, financial information with respect to the Fund is not available at this time.

OVERVIEW OF THE TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS

OVERVIEW

In general, an IRA is a trust or custodial account established in the United States for the exclusive benefit of an individual or his or her beneficiaries. (Keogh plans are established by self-employed persons, including partnerships, and also cover eligible non-owner employees.) Most IRAs are designed principally as retirement savings vehicles. Education IRAs are designed to provide a tax-favored means of saving for a child's educational expenses. IRAs may provide significant tax savings to individuals, but are governed by a complex set of tax rules set out under the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated by the Department of the Treasury thereunder. If you already have an IRA, your IRA may be able to invest in the Fund. If you do not presently have an IRA and you meet the requirements of the applicable tax rules, you may be able to create an IRA and invest in Shares of the Fund through that IRA. Included below is a general discussion of some IRA features. HOWEVER, IRA OWNERS AND OTHER PROSPECTIVE INVESTORS SHOULD CONSULT WITH THEIR IRA PROVIDER AND/OR PROFESSIONAL TAX AND FINANCIAL ADVISERS BEFORE ESTABLISHING AN IRA OR INVESTING IN SHARES. CERTAIN TYPES OF THE IRAS DESCRIBED BELOW MAY NOT BE AVAILABLE THROUGH BT MUTUAL FUNDS. FOR MORE INFORMATION CALL 1-800-677-7596.

TYPES OF ACCOUNTS

TRADITIONAL IRAS

If you are under age 70 1/2, and you (or if you file a joint return, your spouse) have taxable compensation, you may set up a Traditional IRA and make annual IRA contributions of $2,000, or 100% of your taxable compensation, whichever is less. Taxable income includes wages, salaries, and other amounts reported in box 1 of Form W-2, as well as earnings from self-employment. If you file a joint return and your taxable compensation is less than that of your spouse, you may make annual contributions to a Traditional IRA equal to the lesser of $2,000, or the sum of (i) your taxable compensation and (ii) the taxable compensation of your spouse, reduced by the amount of his or her IRA deduction for the year.

Amounts contributed to a Traditional IRA generally are deductible for federal income tax purposes. However, if you were covered by an employer retirement plan, the amount of your contribution to a Traditional IRA that you may deduct will be reduced or eliminated if your modified adjusted gross income exceeds certain amounts (currently $50,000 for a married couple filing a joint return and $30,000 for a single taxpayer). If your spouse is covered by an employer retirement plan but you are not, you may be able to deduct your contributions to a Traditional IRA; however, the deduction will be reduced or eliminated if your adjusted gross income on a joint return exceeds $150,000. Even if your ability to deduct contributions to a Traditional IRA is limited, you may still make contributions up to the limits described above.

In general, you may also make a contribution to a Traditional IRA by "rolling over" all or a portion of a distribution you receive from a qualified retirement plan (such as a pension or profit-sharing plan, or a 401(k) plan) or another Traditional IRA. To accomplish a rollover contribution, you must contribute the amount of the distribution you receive from a qualified plan or Traditional IRA to another Traditional IRA within sixty (60) days of receipt from the distributing plan or IRA. Amounts distributed from a Traditional IRA and eligible rollover distributions from qualified retirement plans will not be includible in income if they are contributed to a Traditional IRA in a rollover contribution; however, a federal withholding tax may be imposed on such distributions. Consult your Service Agent and professional tax adviser for complete details on Traditional IRAs.

ROTH IRAS

Regardless of your age, you may be able to establish a Roth IRA. Contributions to Roth IRAs are not deductible for federal income tax purposes. However, if all of the applicable requirements are met, earnings in the account accumulate tax free, and all withdrawals are also tax free. Generally, you may contribute up to $2,000 annually to a Roth IRA; however, your ability to contribute to a Roth IRA will be reduced or eliminated if your modified adjusted gross income exceeds certain amounts (currently $150,000 for a married couple filing a joint return and $95,000 for a single taxpayer. In addition, if you make contributions to both a Traditional IRA and a Roth IRA, your contribution limit for Roth IRAs will be reduced by the amount of any contribution you make to a Traditional IRA.

If certain requirements are met, and (i) your modified adjusted gross income is not more than $100,00, and (ii) you are not married and filing a separate tax return, you can roll over amounts from a Traditional IRA to a Roth IRA. The amount rolled over generally will be included in your taxable income; however, if you roll over from a Traditional IRA to a Roth IRA before 1999, any amount includible in income will be included ratably over a four-year period. You may also roll over amounts from one Roth IRA to another Roth IRA. Consult your Service Agent and professional tax adviser for complete details on Roth IRAs.

SEP-IRAS

SEP-IRAs are individual retirement accounts that are created in connection with a simplified employee pension ("SEP") established and maintained by a self-employed individual, a partnership or a corporation. SEP-IRAs must be created for each qualifying employee of the employer that establishes a SEP. In general, a qualifying employee is an employee who has: (i) reached the age of 21; and (ii) worked for the employer at least three out of the past five years. Each SEP-IRA is owned by the employee for whom it is created; assets of a SEP are not pooled together.

SEPs must provide for discretionary employer contributions. In other words, employers are not required to make contributions to SEP-IRAs each year, but if they do make contributions for any year, the contributions must be based on a specific allocation formula set forth in the SEP, and must not discriminate in favor of highly compensated employees.

Contributions to SEP-IRAs generally are deductible by the employer, subject to certain limitations. Contributions to SEP-IRAs of self-employed individuals are subject to certain additional limitations.

SEP-IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs.

SIMPLE IRAS

In general, a SIMPLE plan may be established by any employer, including a sole proprietorship, partnership or corporation, with 100 or fewer employees, and must be the only retirement plan maintained by the employer.

Under a SIMPLE plan using SIMPLE IRAs, a SIMPLE IRA is created for each eligible employee which, in general, includes all employees who received at least $5,000 in compensation during any two years preceding the year for which eligibility is being determined (i.e., the current year) and is reasonably expected to earn at least $5,000 during the current year. As with SEP-IRAs, SIMPLE IRAs are individual accounts owned by each eligible employee.

Under a SIMPLE IRA plan, eligible employees can elect to contribute a portion of their salary to their SIMPLE IRA. (These contributions are referred to as "elective deferrals.") Elective deferrals are based on a stated percentage of the employee's compensation, and are limited to $6,000 per year (indexed for inflation). Elective deferrals are included in employees' gross income only for Social Security and Medicare tax purposes (i.e., they are not included in wages for federal income tax purposes).

In addition to elective deferrals by employees, under a SIMPLE IRA plan, employers must make either: (i) matching contributions equal to each employee's elective deferral, up to a maximum of 3% of the employee's compensation, or (ii) nonelective contributions of 2% of compensation for each eligible employee (subject to certain limits). Employer contributions to SIMPLE IRAs are excluded from employees' gross income and are deductible by the employer.

SIMPLE IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs. However, a rollover from a SIMPLE IRA to a Traditional IRA can be made tax free only after the employee has participated in the SIMPLE IRA plan for at least two years.

KEOGH PLANS

Keogh plans are qualified retirement plans established by sole proprietors or partnerships. As with other qualified retirement plans, in general, contributions to Keogh plans are deductible, and neither such contributions nor the investment earnings thereon are subject to tax until they are distributed by the plan.

A number of different types of plans may qualify as Keogh plans. In certain circumstances, Keogh plans may provide greater tax advantages than other types of retirement plans. However, Keogh plans must satisfy a number of complex rules, including minimum participation requirements, under which certain employees must be covered by the plan, and in some cases, minimum funding requirements. Professional assistance generally is required to establish and maintain a Keogh plan.

EDUCATION IRAS

An education IRA is a trust or custodial account created for the purpose of paying the qualified higher education expenses of a designated beneficiary, i.e., a child under the age of 18 at the time of the contributions. In general, qualified higher education expenses include expenses for tuition, fees, books, supplies and equipment required for the designated beneficiary of the Education IRA to attend an eligible educational institution, which includes essentially all accredited postsecondary educational institutions. Any individual may make contributions to an education IRA so long as his or her modified adjusted gross income is less than $110,000 ($160,000 for married taxpayers filing jointly). The maximum total contributions that may be made to education IRAs for each child is $500 per year. Generally, amounts may be rolled over from an education IRA to another education IRA established for the same beneficiary or for certain members of the beneficiary's family. Beneficiaries may make tax free withdrawals from education IRAs to pay qualified higher education expenses. Other withdrawals generally will be subject to tax. Consult your Service Agent and or professional tax adviser for complete details on Education IRAs.


           INVESTMENT OBJECTIVES, POLICIES, PRACTICES AND RISK FACTORS

INVESTMENT OBJECTIVES AND POLICIES

THE FUND
The Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, which has the same investment objective as the Fund. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in "Risk Factors Relating to Fixed Income Securities" herein and in the SAI. There can be no assurance that the Fund's and the Portfolio's investment objective will be achieved.

THE PORTFOLIO

The Portfolio's investment objective is a high level of current income while seeking to maintain a stable value per Share. The Portfolio will seek to achieve this objective by investing in the Portfolio Securities and by entering into Wrapper Agreements, intended to stabilize the NAV per Share of the Fund. Each Wrapper Agreement obligates the Wrapper Provider to maintain the "Book Value" of a portion of the Portfolio's assets ("Covered Assets") up to a specified maximum dollar amount, upon the occurrence of certain specified events. Generally, the Book Value of the Covered Assets is their purchase price plus interest on the Covered Assets accreted at a rate specified in the Wrapper Agreement ("Crediting Rate"). The Crediting Rate used in computing Book Value is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically. In the case of Wrapper Agreements purchased by the Portfolio, the Crediting Rate is the actual interest earned on the Covered Assets, or an index-based approximation thereof, plus or minus an adjustment for an amount receivable from or payable to the Wrapper Provider based on fluctuations in the market value of the Covered Assets. See "Overview of Wrapper Agreements and Associated Risks" herein for further detail.

The Portfolio expects to invest at least 65% of its total assets in fixed- and floating or variable-rate securities ("Fixed Income Securities") of varying maturities rated, at the time of purchase, in one of the top four long-term rating categories by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Duff & Phelps Credit Rating Co., or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated by a NRSRO, of comparable quality as determined by Bankers Trust in its sole discretion. For example, included are those Fixed Income Securities rated by S&P in long-term rating categories ranging from AAA to BBB- and the comparable categories of Moody's, Duff & Phelps Credit Rating Co., or another NRSRO, or, if not rated by a NRSRO, deemed to be of comparable quality as determined by Bankers Trust in its sole discretion. Further, because high yield securities will usually offer higher-yields than higher-rated securities, the Portfolio may also invest up to ten percent ( 10% ) of its assets in Fixed Income Securities rated, at the time of purchase in the fifth and sixth long-term rating categories by S&P (I.E., BB and B), Moody's, or Duff & Phelps Credit Rating Co., or comparably rated by another NRSRO, or, if not rated by a NRSRO, of comparable quality as determined by Bankers Trust in its sole discretion. See "Lower Rated Debt Securities" herein.


WRAPPERS. In addition to the above, the Portfolio will enter into Wrapper Agreements with insurance companies, banks or other financial institutions ("Wrapper Providers") that are rated, at the time of purchase, in one of the top two long-term rating categories by Moody's or S&P. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid. At the time of purchase of any Wrapper Agreement, the value of all of the Wrapper Agreements and any other illiquid securities will not exceed 15% of the Portfolio's net assets.

FIXED INCOME SECURITIES. The Fixed Income Securities include fixed income securities issued or guaranteed by the U.S. government, or any agency or instrumentality thereof; publicly or privately issued U.S. dollar-denominated debt of domestic or foreign entities, including corporate, sovereign or supranational entities; publicly issued U.S. dollar denominated asset-backed securities issued by domestic or foreign entities; mortgage pass-through securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"); mortgage pass-through securities issued by non-government entities such as banks, mortgage lenders, or other financial institutions, including private label mortgage pass-through securities and whole loans; collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are mortgage-backed debt instruments that make payments of principal and interest at a variety of intervals and are collateralized by any of the aforementioned mortgage pass-through securities or whole loans; and obligations issued or guaranteed, or backed by securities issued or guaranteed, by the U.S. government or any of its agencies or instrumentalities, including Certificates of Accrual Treasury Securities ("CATS"), Treasury Income Growth Receipts ("TIGRs"), and Treasury Receipts ("TRs") and zero coupon securities (securities consisting solely of the principal or interest component of a U.S. Treasury bond). See "Definitions of Securities Purchased by the Portfolio" herein for a more detailed description of the foregoing.

The Portfolio Securities purchased by the Portfolio also include short-term investments rated, at the time of purchase, in one of the top two short-term rating categories by an NRSRO or, if unrated, of comparable quality in the opinion of the Adviser, including commercial paper and time deposits, certificates of deposit, bankers' acceptances, other instruments of foreign and domestic banks and thrift institutions and shares of money market mutual funds. The Portfolio may invest up to 35% of its total assets in such short-term investments for purposes of liquidity and up to 100% of its total assets in such instruments for temporary defensive purposes. The Portfolio may also invest in and utilize the following investments and investment techniques and practices:
Rule 144A securities (as defined in "Securities and Investment Practices of the Portfolio"), when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls, and options and futures contracts. See "Definitions of Securities Purchased by the Portfolio" herein for a more detailed description of the foregoing.


In selecting securities for the Portfolio, the Adviser attempts to maintain an average portfolio duration of the Portfolio Securities within a range of 2.5 to
4.5 years. Duration is a measure of the expected life of a Fixed Income Security on a present value basis which incorporates the security's yield, coupon interest payments, final maturity and call features into a single measure.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the need for approval of, its shareholders. If there is a change in the Fund's investment objective, its shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio also is not a fundamental policy. Shareholders of the Fund will receive 30 days' prior written notice with respect to any change in the investment objective of the Fund or the Portfolio. See "Investment Restrictions" in the SAI for a description of the fundamental policies of the Portfolio that cannot be changed without approval by "the vote of a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Portfolio.



INVESTMENT PRACTICES OF THE PORTFOLIO

BORROWING. The Portfolio will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of its total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Fund's NAV per Share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds. It is not the intention of the Adviser to use leverage as a normal practice in the investment of the Portfolio's Assets.

HEDGING STRATEGIES. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including U.S. Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of Fixed Income Securities. In this respect, these hedging strategies are designed for different purposes than the investments in Wrapper Agreements. The SAI contains further information on these strategies.

The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment.

Each of these strategies involves certain risks, which include: the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio; the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged; possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

ASSET COVERAGE. To assure that the Portfolio's use of futures contracts and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating or earmarking liquid securities with the Portfolio's Custodian (Bankers Trust) in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts. The Portfolio will also cover its use of Wrapper Agreements to the extent required to avoid the creation of a "senior security" (as defined in the 1940 Act) in connection with its use of such agreements.


RISK FACTORS

The value of most of the Portfolio Securities will fluctuate based upon changes in domestic or foreign interest rates, the credit quality of the issuer, market conditions, and other economic and political news. In general, the prices of Portfolio Securities will rise when interest rates fall, and fall when interest rates rise. The Wrapper Agreements are intended to stabilize the value per Share by offsetting fluctuations in the value of the Portfolio Securities under certain conditions. Under most circumstances, the combination of Portfolio Securities and Wrapper Agreements held by the Portfolio is expected to provide Fund shareholders with a constant NAV per Share and a current rate of return that is higher than most money market mutual funds over most time periods. However, there can be no guarantee that the Portfolio will maintain a constant NAV, and consequently that the Fund will be able to maintain a constant NAV per Share.

The Portfolio incurs costs in connection with its investment in Wrapper Agreements which will reduce the Fund's investment return. The Wrapper Agreements may not insulate the Portfolio from loss if an issuer of Portfolio Securities defaults on payments of interest or principal. Additionally, an issuer of a Wrapper Agreement could default on its obligations under the agreement or the Portfolio might be unable to obtain Wrapper Agreements covering all of its assets. Either type of default or the inability to obtain Wrapper Agreements might result in a decline in the value of the Shares. Moreover, in valuing a Wrapper Agreement, the Board of Trustees of the Portfolio Trust may determine that such agreement should not be carried by the Portfolio at a value sufficient to maintain the Portfolio's NAV per Share.

Bankers Trust may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as intended. See "Risk Factors Related to Fixed Income Securities" for more information.


RISK FACTORS RELATING TO PORTFOLIO SECURITIES

The following pages contain more detailed information about the specific types of instruments in which the Portfolio may invest and strategies the Adviser may employ in pursuit of the Portfolio's investment objective. A summary of the risks and restrictions associated with these investments and investment practices is included as well.

The Adviser may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its objective. Current holdings and investment strategies will be described in the financial reports of the Fund and the Portfolio, which will be sent to Fund shareholders twice a year.

All fixed income investments have exposure to three primary types of risks. Credit risk is the possibility that the issuer of a Fixed Income Security will fail to make timely payments of either interest or principal to the Portfolio. Interest rate risk is the potential for fluctuations in the prices of Fixed Income Securities due to changing interest rates. Income risk is the potential for decline in the Portfolio's income due to the investment or reinvestment of assets in Fixed Income Securities when market interest rates are falling.

Although there is no assurance that it will achieve its objective, the Portfolio attempts to enhance yield while minimizing these risks. If an issuer of a Fixed Income Security or a Wrapper Provider becomes financially impaired, it may default on its obligations and the Portfolio's interest income may be reduced or the Portfolio may incur a loss of principal. This is an example of credit risk. In order to minimize credit risk, the Portfolio's assets are allocated among a diversified group of issuers. Credit analysis is applied to every security and Wrapper Provider selected for the Portfolio. Once purchased, a security and, in the case of a Wrapper Agreement, the Wrapper Provider is monitored regularly by Bankers Trust for maintenance of adequate credit characteristics. In the event that the rating of a security or Wrapper Provider is downgraded by one or more NRSRO, the Portfolio may elect to retain the security or applicable Wrapper Agreement. However, some Wrapper Agreements may require that Fixed Income Securities that fall below investment grade be liquidated within a set time period typically within one year or less. The Portfolio may elect not to cover with Wrapper Agreements any Fixed Income Securities with a remaining maturity of 60 days or less and any cash or short term investments.

When interest rates rise, Fixed Income Security prices generally decline. When interest rates fall, Fixed Income Security prices generally increase. Generally, the longer the maturity of the Fixed Income Security, the higher its yield, although longer-term Fixed Income Securities tend to offer less price stability in response to changes in interest rates than do shorter-term investments. Therefore, portfolios with shorter average maturities tend to have less risk and lower returns than portfolios with longer average maturities. This is an example of interest rate risk. In order to help maintain an average portfolio duration of 2.5 to 4.5 years, the Portfolio will invest primarily in Fixed Income Securities of short- to intermediate-term maturities. This will help to minimize interest rate risk. In addition, unlike most traditional fixed income portfolios, the Portfolio purchases Wrapper Agreements that should offset substantially all of the price fluctuations typically associated with longer-term Fixed Income Securities.

It is important to note the distinction between the Portfolio and short-term investments such as money market funds. The securities held by the Portfolio have a longer average maturity than those of money market funds. Because a money market fund has a shorter average maturity, its yield will track the direction of current market rates of return more closely than the Portfolio. For example, in a rising interest rate environment, money market yields may rise more quickly than those of the Portfolio. In a falling interest rate environment, money market yields may fall more quickly than those of the Portfolio. Over the long-term, however, intermediate and long-term Fixed Income Securities such as those purchased by the Portfolio have historically offered higher yields than short-term investments (i.e., money market funds).

LOWER-RATED DEBT SECURITIES ("JUNK BONDS")
The Portfolio may invest in debt securities rated in the fifth and sixth long-term rating categories by S & P, Moody's and Duff & Phelps Credit Rating Company, or comparably rated by another NRSRO, or if not rated by a NRSRO, deemed to be of comparable quality as determined by the Adviser in its sole discretion. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Portfolio's ability to dispose of these securities.

Since the risk of default is higher for lower-rated debt securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by the Portfolio. In considering investments for the Portfolio, the Adviser will attempt to identify those issuers of high- yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer. The Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Portfolio.

OVERVIEW OF  WRAPPER AGREEMENTS AND ASSOCIATED RISKS
As discussed above, each Wrapper Agreement obligates the Wrapper Provider to maintain the "Book Value" of the Covered Assets up to a specified maximum dollar amount, upon the occurrence of certain specified events. The Book Value of the Covered Assets is their purchase price (i) plus interest on the Covered Assets at the Crediting Rate, and (ii) less an adjustment to reflect any defaulted securities. The Crediting Rate used in computing Book Value is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically. In the case of Wrapper Agreements purchased by the Portfolio, the Crediting Rate is the actual interest earned on the Covered Assets, or an index-based approximation thereof, plus or minus an adjustment for an amount receivable from or payable to the Wrapper Provider based on fluctuations in the market value of the Covered Assets. As a result, while the Crediting Rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the Covered Assets. The Crediting Rate may also be impacted by defaulted securities and by increases and decreases of the amount of Covered Assets as a result of contributions and withdrawals tied to the purchase and redemption of Shares. Furthermore, the premiums due Wrapper Providers in connection with the Portfolio's investments in Wrapper Agreements are offset against interest earned and thus reduce the Crediting Rate. These premiums are generally paid quarterly. In no event will the Crediting Rate fall below zero percent under the Wrapper Agreements entered into by the Portfolio.

Generally, under the terms of a Wrapper Agreement, if the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value at the time the Covered Assets are liquidated in order to provide proceeds for withdrawals of Portfolio interests resulting from redemptions of Shares by IRA Owners, the Wrapper Provider becomes obligated to pay to the Portfolio the difference. Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider if it is necessary for the Portfolio to liquidate Covered Assets at a price above their Book Value in order to make withdrawal payments. (Withdrawals generally will arise when the Fund must pay shareholders who redeem Shares.) Because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Portfolio the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will be obligated to pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation.

The terms of the Wrapper Agreements vary concerning when these payments must actually be made between the Portfolio and the Wrapper Provider. In some cases, payments may be due upon disposition of Covered Assets; other Wrapper Agreements provide for settlement of payments only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets.

The Fund expects that the use of Wrapper Agreements by the Portfolio will under most circumstances permit the Fund to maintain a constant NAV and to pay dividends that will generally reflect over time both the interest income of, and market gains and losses on, the Covered Assets held by the Portfolio less the expenses of the Fund and the Portfolio. However, there can be no guarantee that the Fund will maintain a constant NAV per Share or that any IRA Owner will realize the same investment return as might be realized by investing directly in the Portfolio assets other than the Wrapper Agreements. For example, a default by the issuer of a Portfolio Security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets and, consequently, the Shares. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio Securities defaults on payments of interest or principal. Additionally, a Fund shareholder may realize more or less than the actual investment return on the Portfolio Securities. Furthermore, there can be no assurance that the Portfolio will be able at all times to obtain Wrapper Agreements. Although it is the current intention of the Portfolio to obtain such agreements covering all of its assets (with the exceptions noted), the Portfolio may elect not to cover some or all of its assets with Wrapper Agreements should Wrapper Agreements become unavailable or should other conditions such as cost, in Bankers Trust's sole discretion, render their purchase inadvisable.

If, in the event of a default of a Wrapper Provider, the Portfolio were unable to obtain a replacement Wrapper Agreement, participants redeeming Shares might experience losses if the market value of the Portfolio's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could render the Portfolio and the Fund unable to achieve their investment objective of maintaining a stable NAV per Share. If the Board of Trustees of the Portfolio Trust (the "Portfolio Trust Board") determines that a Wrapper Provider is unable to make payments when due, that Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Portfolio might be unable to maintain NAV stability.

Some Wrapper Agreements require that the Portfolio maintain a specified percentage of its total assets in short-term investments ("Liquidity Reserve"). These short-term investments must be used for the payment of withdrawals from the Portfolio and Portfolio expenses. To the extent the Liquidity Reserve falls below the specified percentage of total assets, the Portfolio is obligated to direct all net cash flow to the replenishment of the Liquidity Reserve. The obligation to maintain a Liquidity Reserve may result in a lower return for the Portfolio and the Fund than if these funds were invested in longer-term Fixed Income Securities. The Liquidity Reserve required by all Wrapper Agreements is not expected to exceed 20% of the Portfolio's total assets.

Wrapper Agreements also require that the Covered Assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Portfolio will purchase Wrapper Agreements whose criteria in this regard are consistent with the Portfolio's (and the Fund's) investment objective and policies as described in this Prospectus. Wrapper Agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Portfolio's ability to hold such downgraded securities. Please see the SAI for additional information concerning Wrapper Agreements.

DERIVATIVES
The Portfolio may invest in various instruments, including the Wrapper Agreements, that are commonly known as "derivatives." Broadly defined, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investments, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures contracts and options are commonly used for traditional hedging purposes to attempt to protect an investor from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effect of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. Bankers Trust uses derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of the Portfolio. Except as noted herein, derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.




                           TRANSACTIONS IN FUND SHARES

Shares of the Fund are offered solely to IRAs. You may establish an IRA with BT Mutual Funds by calling the BT Service Center at 1-800-677-7596. Alternatively, you may purchase Shares of the Fund through an IRA established with another Service Agent to the extent that an IRA Owner's Service Agent makes Shares of the Fund available.

PURCHASING SHARES

Shares of the Fund are offered for purchase at their net asset value ("NAV") without an initial sales charge or commission. The Fund accepts purchase orders for Shares at their NAV next determined after the order is received on each "Valuation Day" (those days on which the New York Stock Exchange, Inc. (the "NYSE") is open). Purchase orders for Shares that are received prior to the close of trading on any Valuation Day by Bankers Trust (as Service Agent or Transfer Agent), or by a Service Agent or other authorized agent of the Fund, generally will be effective at that time. However, the Trust, Transfer Agent, and the Distributor reserve the right to reject any purchase order.

SERVICE AGENT

Shares of the Fund are available through broker dealers, investment advisers, financial institutions, plan administrators and others who have arranged to serve as service agents for the Fund ("Service Agents"). Bankers Trust is compensated for its efforts as a Service Agent pursuant to the terms of its Administration and Services Agreement with the Trust. Other Service Agents' service fees may be paid by Bankers Trust from its fees.

Bankers Trust and other Service Agents provide such services as establishing and maintaining IRA accounts, including updating the IRA documentation as necessary, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub accounting, answering inquiries regarding the Fund, assisting in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to IRA Owners and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. A Service Agent may also serve as IRA trustee or custodian or make arrangements for another party to service in this capacity. Some Service Agents may separately charge their clients additional fees to cover the provision of such services. In addition, IRA Owners may be charged a transaction fee for effecting transactions in Fund shares through their Service Agent. Each Service Agent has agreed to transmit to IRA Owners who are its customers appropriate disclosures of any fees that it may charge them directly.


MINIMUM INVESTMENTS
To Open an Account                             $500
To Add to an Account                           $100
Minimum Balance                          $500


Shares must be purchased in accordance with procedures established by and each Service Agent and approved by the Fund's Transfer Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments by the following business day (trade date + 1) after an order for shares is placed. The Custodian must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses. An IRA Owner must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's IRA account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.

Certificates for Shares will not be issued. Each IRA Owner's account will be maintained by a Service Agent or the Transfer Agent.

For information regarding opening an account or how to purchase shares, call the BT Service Center at 1-800-677-7596 or contact your Service Agent, or address a written request to:

BT Service Center
P.O. Box 419210
Kansas City, MO 64141-6210

Overnight mailings:

BT Service Center
210 West 10th Street, 8th Floor
Kansas City, MO 64105-1716

REDEEMING SHARES
IRA Owners can arrange to take money out of their Fund accounts at any time by redeeming some or all of their Shares. Redemption requests should be transmitted by IRA Owners in accordance with procedures established by the Transfer Agent and an IRA Owner's Service Agent. Requests for redemptions of Shares must be made in writing and describe the nature of the redemption. Forms are available from the BT Service Center at 1-800-677-7596 or an IRA Owner's Service Agent.

Redemption requests will be processed at the NAV per Share next determined after a request for redemption is received in good order by Bankers Trust or your Service Agent. Normally, the Fund will make payment for all Shares redeemed under this procedure within one business day after a request is received. In no event will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and the Fund's Custodian bank (Bankers Trust) are closed, or under any emergency circumstances as determined by the SEC.

The value of Shares at the time of redemption may be more or less than the IRA Owner's cost at the time of purchase, depending upon the market value of the Fund's assets (its interest in the Portfolio) at the time. IRA Owners should consult with their Service Agent and/or professional tax adviser with respect to the terms and conditions for withdrawal of particular IRAs.

Redemptions of Shares which are not IRA Qualified Redemptions may be subject to the Redemption Fee and CDSC, if the Interest Rate Trigger is active. See "EXPENSE SUMMARY" and "Shareholder Transaction Expenses" above. Proceeds from the Redemption Fee will be used by the Fund to minimize costs otherwise incurred by existing shareholders as a result of redemptions of Fund Shares (e.g., costs of maintaining or servicing the Wrapper Agreement(s) as a result of the redemption of Fund Shares), and to defray fees paid to the Transfer Agent, whose duties include administering and facilitating sales and redemptions of Fund Shares. Proceeds from the CDSC will finance the Distributor's efforts to secure the sale of additional Fund Shares, including possible payments to third parties. The assessment of the Redemption Fee and CDSC may also have the effect of discouraging undue redemptions initiated in response to movements in short-term interest rates, consistent with the Fund's intention to provide investors a higher level of current income over the long-term than that otherwise available from investment in money market mutual funds.

IRA QUALIFIED REDEMPTIONS
At any time, a redemption of Fund Shares can be effected without assessment of the Redemption Fee and CDSC, if such redemption is an "IRA Qualified Redemption." In general, amounts distributed to a taxpayer from a Traditional IRA, SEP-IRA or SIMPLE IRA prior to the date on which the taxpayer reaches age 59 1/2 are includible in the taxpayer's gross income and, unless the distribution meets the requirements of a specific exception, are also subject to an additional 10% penalty tax. (The penalty is increased to 25% for early withdrawals from SIMPLE IRAs that occur within two years of beginning participation.) Similar penalties apply to early withdrawals from Roth IRAs, Keogh plans and education IRAs. In general, rollovers from one IRA to another and direct trustee-to-trustee transfers from an IRA to another IRA (or in some cases to other types of qualified plans) are not subject to tax. In addition, conversions of Traditional IRAs to Roth IRAs are subject to income tax but are not subject to the early withdrawal penalty tax. An "IRA Qualified Redemption" is a redemption made by an IRA Owner to effect a distribution from his or her IRA account that is not subject to any early withdrawal penalty tax, other than IRA rollovers, direct trustee-to-trustee transfers and conversions of Traditional IRAs to Roth IRAs ("Qualified Transfers"), unless the IRA Owner continues the investment of the transferred amount in the Fund. IRA Owners requesting a redemption of Fund Shares will be required to provide a written statement as to whether the proceeds of the redemption will be subject to the early withdrawal penalty tax and to identify the specific exception upon which the IRA Owner intends to rely. The information provided by the IRA Owner will be reflected on the Form 1099-R issued to the IRA Owner and filed with the Internal Revenue Service in connection with the redemption as well as forming the basis for redemption as an IRA Qualified Redemption. The Fund may require additional evidence, such as the opinion of a certified public accountant or tax attorney, that any particular redemption will not be subject to any penalty tax. If a qualified exception to the early withdrawal penalty other than a Qualified Transfer is not identified by the IRA Owner, the Redemption Fee and CDSC will be assessed on the redemption if the Interest Rate Trigger is active (unless shares of the Fund are transferred). IRA OWNERS SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF ANY REDEMPTION.

Some of the exceptions to the early withdrawal penalty taxes are described below. THIS DESCRIPTION IS INTENDED TO PROVIDE ONLY A BRIEF SUMMARY OF THE PRINCIPAL EXCEPTIONS TO THE ADDITIONAL TAX IMPOSED ON EARLY WITHDRAWALS UNDER THE CURRENT PROVISIONS OF THE CODE, WHICH MAY CHANGE FROM TIME TO TIME. THE FUND INTENDS TO CONFORM THE DEFINITION OF IRA QUALIFIED REDEMPTIONS TO CHANGES IN APPLICABLE TAX LAWS; HOWEVER, THE FUND RESERVES THE RIGHT TO CONTINUE TO DEFINE IRA QUALIFIED REDEMPTIONS BY REFERENCE TO CODE PROVISIONS NOW IN EFFECT OR OTHERWISE TO DEFINE SUCH PHRASE INDEPENDENTLY OF FUTURE CODE PROVISIONS.

TRADITIONAL IRAS, SEP-IRAS AND SIMPLE IRAS

In general, the early withdrawal penalty tax imposed by the Code will not apply to the following types of distributions from a Traditional IRA, SEP-IRA or a SIMPLE IRA and these will be treated as IRA Qualified Redemptions:

     1. Distributions made on or after the date on which the IRA Owner attains age 59 1/2;

      2. Distributions made to a beneficiary (or to the estate of the IRA Owner) on or after the death of the IRA Owner; 3. Distributions attributable to the IRA Owner's being disabled; 4. Distributions made to the IRA Owner to the extent such distributions do not exceed the amount of unreimbursed medical expenses allowed as a tax deduction;
      5. Distributions to unemployed individuals to the extent such distributions do not exceed the amount paid for medical insurance for the IRA Owner, and his or her spouse and dependents;
      6. Distributions to an IRA Owner to the extent such distributions do not exceed the qualified higher education expenses for the IRA Owner;
      7. Distributions to an IRA Owner that are used to acquire a first home, and that meet the definition of "qualified first-time homebuyer distributions" under the Code; and
      8. Distributions that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the IRA Owner, or the joint lives (or life expectancies) of the IRA Owner and his or her designated beneficiary.

ROTH IRAS

With respect to a Roth IRA, all "qualified distributions" are excluded from gross income and, therefore, from the early withdrawal penalty tax. In general, qualified distributions from a Roth IRA which will be treated as IRA Qualified Redemptions include:

     1. Distributions made on or after the date on which the IRA Owner attains age 59 1/2;

      2. Distributions made to a beneficiary (or to the estate of the IRA Owner) on or after the death of the IRA Owner; 3. Distributions attributable to the IRA Owner's being disabled; and 4. Distributions to an IRA Owner that are used to acquire a first home, and that meet the definition of "qualified first-time homebuyer distributions" under the Code.

However, a distribution will not be a qualified distribution, even if it otherwise meets the definition, if it is made within the 5-year period beginning with the first taxable year for which the IRA Owner made a contribution to the Roth IRA (or such person's spouse made a contribution to a Roth IRA established for the IRA Owner). Special rules apply with respect to certain types of rollovers.

To the extent a distribution from a Roth IRA is not a qualified distribution, either because it does not meet the definition of a qualified distribution in the first instance, or because it is made within the five-year period described above, the portion of the distribution that represents earnings will be subject to tax under the Code, and will also be subject to the early withdrawal penalty tax. The same exceptions to the penalty tax that apply to Traditional IRAs will apply to nonqualified distributions from Roth IRAs.

In the event of a nonqualified distribution from a Roth IRA, only the earnings in the account are subject to tax; contributions may be recovered tax-free (since no deduction is permitted for such contributions). Under the Code, distributions from Roth IRAs are considered to come first from contributions, to the extent that distributions do not exceed the total amount of contributions.


KEOGH PLANS

In general, the early withdrawal penalty tax imposed by the Code will not apply to the following types of distributions from a Keogh plan:

     1. Distributions made on or after the date on which the IRA Owner attains age 59 1/2;

      2. Distributions made to a beneficiary (or to the estate of the IRA Owner) on or after the death of the IRA Owner; 3. Distributions attributable to the IRA Owner's being disabled; 4. Distributions made to the IRA Owner after separation from service after age 55; 5. Distributions to unemployed individuals to the extent such distributions do not exceed the amount of unreimbursed medical expenses allowed as a tax deduction;
      6. Distributions to an alternate payee (e.g., a former spouse) pursuant to a qualified domestic relations order; and 7. Distributions that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the IRA Owner, or the joint lives (or life expectancies) of the IRA Owner and his or her designated beneficiary.


EDUCATION IRAS

Distributions from an education IRA are included in income unless the qualified higher education expenses of the designated beneficiary are equal to or greater than the amount of such distributions. In addition, certain special rules are provided that permit certain rollovers or changes in beneficiaries. Any distribution that is subject to tax under the Code is also subject to the early withdrawal penalty tax. Thus, in general, any distribution from an education IRA that exceeds the amount of qualified higher education expenses of the designated beneficiary will be subject to the early withdrawal penalty tax.


ADDITIONAL INFORMATION ABOUT REDEEMING SHARES

As noted above, (i) any redemption of Fund Shares made by an IRA Owner in connection with an IRA distribution that is subject to the early withdrawal penalty tax, will also be subject to the Redemption Fee and the CDSC if the Interest Rate Trigger is in Effect, and (ii) requests for redemptions of Shares in connection with IRA Qualified Redemptions must be made in writing and describe the nature of the redemption.
Special forms are available from the BT Service Center at 1-800-677-7596.

If a redemption is not an IRA Qualified Redemption, the CDSC and Redemption Fee will be assessed on such redemption at all times that the Interest Rate Trigger is in effect. For information about the Redemption Fee and CDSC, and to see an example of when and how the Redemption Fee and CDSC will apply to the redemption of Shares, See "Shareholder Transaction Expenses" on page 2 of this Prospectus.

All requests for redemptions in connection with IRA Qualified Withdrawals must be in writing. In addition, certain requests must be in writing and include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests must include a signature guarantee if any of the following situations apply:

          Your account registration has changed within the last 30 days, The check is being mailed to a different address than the one on your account (record address), The check is being made payable to someone other than the account owner, The redemption proceeds are being transferred to a BT account with a different registration, or You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Service Agents may allow redemptions by telephone (other than in connection with IRA Qualified Withdrawals) and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may, on at least 30 days' notice, involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance amounts.

The Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities selected solely in the discretion of Bankers Trust provided, however, that such "securities" shall not include Wrapper Agreements. The Fund intends to exercise this right under certain extraordinary conditions as determined by the Fund. To the extent that payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Please see the Fund's Statement of Additional Information for additional information concerning redemptions in kind. The Fund has elected, however, to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.


                        SHAREHOLDER AND FUND INFORMATION

INVESTOR SERVICES

BT Investment Funds provide a variety of services to help you manage your account. Information Services Statements and reports that your Service Agent or the Transfer Agent may send to you include the following:

          confirmation statements (after every transaction that affects your account balance, including distributions or your account registration);
          Account statements (monthly) ;
          Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-677-7596 if you need additional copies of financial reports.

NET ASSET VALUE

The NAV is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except (a) January 1st, Martin Luther King Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively.

The NAV per Share is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time, or if the NYSE closes early, at the time of the early closing. The NAV per Share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets, if any), less all liabilities, by the total number of its Shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Portfolio Trust Board believes accurately reflects fair value.

Pursuant to procedures adopted by the Portfolio Trust Board, the fair value of a Wrapper Agreement ("Wrapper Value") generally will be equal to the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets. If the market value (plus accrued interest on the underlying securities) of the Covered Assets is greater than their Book Value, the Wrapper Value will be reflected as a liability of the Portfolio in the amount of the difference, i.e., a negative value, reflecting the potential liability of the Portfolio to the Wrapper Provider. If the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value, the Wrapper Value will be reflected as an asset of the Portfolio in the amount of the difference, i.e., a positive value, reflecting the potential liability of the Wrapper Provider to the Portfolio. In performing its fair value determination, the Portfolio Trust Board expects to consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreement. If the Portfolio Trust Board determines that a Wrapper Provider is unable to make such payments, that Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Portfolio might be unable to maintain NAV stability.

Under procedures adopted by the Trust Board, an NAV per Share later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at the NAV per Share and determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV per Share and the recalculated NAV per Share divided by the latter is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, action is not required.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund intends to distribute all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends from net investment income are declared daily and are paid monthly, and any net capital gains are distributed annually. An additional annual distribution ("Additional Distribution") may be paid to satisfy the tax requirements (outlined below) that the Fund distribute each year substantially all of its investment company taxable income (see "Tax Considerations").

Dividends and other distributions paid on each class of the Fund's shares are calculated at the same time and in the same manner. Dividends on the shares may be expected to differ based upon each class's respective expenses. Dividends and other distributions are automatically reinvested in additional Shares unless the Plan participant directs otherwise.

The Fund may declare and pay dividends in amounts which are not equal to the amount of the net investment income it actually earns. Consequently, in any year the amount actually distributed may differ from the income earned. If, for any year, those distributions exceed the income earned, the excess may be considered a return of capital. On the other hand, if the income earned exceeds the amount of the dividends distributed, the Fund may make an Additional Distribution of that excess. To enable the Fund to maintain a stable NAV per Share in the event of an Additional Distribution, the Trust Board may declare, effective on the ex-distribution date of an Additional Distribution, a reverse split of the Shares in an amount that will cause the total number of Shares held by each shareholder, including Shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid.

For example, if the Fund declares an Additional Distribution of 10(cent) per Share at a time when the NAV per Share is $10.00, a shareholder holding one Share would receive 0.01 additional Shares on reinvestment of that distribution. If there were no reverse split, the per Share NAV of the 1.01 Shares held by the shareholder would be approximately $9.90, and the aggregate value thereof would be $10.00. If a 1.01-for-1 reverse Share split were declared, however, the shareholder's holdings would be consolidated back into one Share having an NAV of $10.00. Thus, a reverse Share split will not affect the value of the total holdings of a shareholder.


TAX CONSIDERATIONS

The Fund intends to qualify to be treated as a regulated investment company under the Code. As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income (generally consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss, if any) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders. The Fund intends to distribute to its shareholders all of its investment company taxable income and net capital gain at least annually, if necessary through Additional Distributions, and therefore does not anticipate incurring any federal income tax liability.

You may realize a capital gain or loss when you redeem shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. You should consult with your own tax adviser concerning the application of Federal, state and local taxes to your distributions from the Fund.

For IRA Owners utilizing the Fund as an investment option, the dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. To the extent that distributions from an IRA are taxable, they are taxable as ordinary income. IRAs are governed by a complex set of tax rules. IRA Owners should consult with their IRA provider and/or professional tax adviser regarding the tax consequences associated with an investment in the Fund.

PERFORMANCE

The Fund's performance may be used from time to time in advertisements, shareholders reports or other communications to shareholders or prospective shareholders. Performance information may include investment results and/or comparisons of its investment results to the IBC Averages, Lipper Averages, an appropriate guaranteed interest contract ("GIC") average, or other various unmanaged indices or results of other mutual funds or investment or saving vehicles. The Portfolio's strategies, holdings and performance will be detailed twice a year in the Fund's financial reports, which are sent to all Fund shareholders.

Mutual fund performance is commonly measured as total return and/or yield. The performance of a class of shares is affected by its expenses and its share of those expenses of the Portfolio.

EXPLANATION OF  PERFORMANCE TERMS

Total Return is the change in value of an investment in the Shares over a given period, assuming reinvestment of any dividends and capital gain distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Yield refers to the income generated by an investment in the Shares over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

Per SEC regulations, the yield of the Fund (the "SEC Yield") shall be calculated on any determination date as follows:

2[((a-b)/c*d)+1)6-1]

a= Current income measured over a 30-day period b= Expenses accrued during the same 30-day period c= Average daily number of shares outstanding during the same 30-day period d= Maximum offering price per share on the last day of the period.


The "Annual Effective Yield of the Fund" shall be calculated as follows:

[(1 + Previous Day's Dividend Rate) ^  365 - 1] * 100

The Annual Effective Yield of the Fund is used in determining when the Interest Rate Trigger is active, as discussed in "Shareholder Transaction Expenses," on page 2.

Performance information or advertisements may include comparisons of the Shares' investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, the Shares' ranking may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, Inc. and Morningstar, Inc.

Unlike some bank deposits or other investments that pay a fixed yield for a stated period of time, the total return of the Shares will vary depending upon interest rates, the current market value of the Portfolio Securities and the value of the Wrapper Agreements and changes in the expenses of the Shares and the Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of its fees, or to reimburse certain operating expenses of the Fund or the Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.



                      MANAGEMENT OF THE TRUST AND PORTFOLIO

BOARDS OF TRUSTEES

The Trust and the Portfolio Trust (collectively the "Trusts") are each governed by a Board of Trustees that is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of either Trust have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals may be Trustees of both Trusts, up to and including creating separate boards of trustees. See "Management of the Trusts" in the SAI for more information with respect to the Trustees and officers of the Trusts.

INVESTMENT ADVISER

The Fund has not retained the services of an investment adviser because it seeks to achieve its investment objective by investing all of its Assets in the Portfolio. The Portfolio has retained the services of Bankers Trust as its investment adviser pursuant to an Investment Advisory Agreement between the Portfolio Trust and Bankers Trust dated April 28, 1993 (the "Investment Advisory Agreement").

Bankers Trust, subject to the supervision and direction of the Portfolio Trust's Board, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations, including Wrapper Agreements, for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.


THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement provides for the Portfolio Trust to pay Bankers Trust a fee, accrued daily and paid monthly, equal to .40% per year of the average daily net assets of the Portfolio. Bankers Trust has indicated that it will voluntarily waive all but .25% of this fee.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trusts described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities law.


PORTFOLIO MANAGEMENT

Eric Kirsch (CFA), is a Managing Director and the Chief Investment Officer of the Structured Fixed Income Group at Bankers Trust in New York. In this capacity, he oversees over $15 billion of stable value and fixed income portfolios and coordinates fixed income portfolio management and trading functions with regards to these portfolios' investments. He has over ten years of investment experience relating to structured fixed income portfolios, and previous experience in Employee Benefit Trust Administration. Mr. Kirsch joined Bankers Trust in 1980.

LOUIS R. D'ARIENZO IS A VICE PRESIDENT AND A PORTFOLIO MANAGER OF THE STRUCTURED FIXED INCOME GROUP AT BANKERS TRUST IN NEW YORK, WHERE HE IS RESPONSIBLE FOR MANAGING STRUCTURED FIXED INCOME ACCOUNTS. HE HAS MANAGED THE FIXED INCOME SECURITIES OF THE PORTFOLIO SINCE ITS INCEPTION. MR. D'ARIENZO HAS 17 YEARS OF TRADING AND INVESTMENT EXPERIENCE IN STRUCTURED PORTFOLIOS, QUANTITATIVE ANALYSIS OF FIXED INCOME AND DERIVATIVE SECURITIES. MR. D'ARIENZO JOINED BANKERS TRUST IN 1981.

     John D. Axtell is a Principal and a Stable Value portfolio manager at Bankers Trust in New York, where he is responsible for the portfolio management and trading activities relating to Stable Value Investments for client portfolios. He previously managed $2 billion in Structured Bond Portfolios for four years. Mr. Axtell is a former fixed income portfolio strategist at Drexel Burnham Lambert, Inc. and has prior experience as Systems Engineer at Hewlett Packard. Mr. Axtell joined Bankers Trust in 1990.

Bankers Trust investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

ADMINISTRATOR

Under an Administration and Services Agreement with the Trust, Bankers Trust calculates the Fund's NAV and generally assists the Trust Board in all aspects of the administration and operation of the Fund. This Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, accrued daily and paid monthly, equal to .35% per year of the average daily net assets of the Fund.

Under an Administration and Services Agreement with the Portfolio Trust, Bankers Trust calculates the NAV of the Portfolio and generally assists the Portfolio in all aspects of the administration and operation of the Portfolio. This Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal to .05% per year of the Portfolio's average daily net assets. Under this Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including the Distributor, at Bankers Trust's expense.

In addition, subject to certain conditions, Bankers Trust may, out of its own resources, make ongoing payments to brokerage firms, plan administrators and fiduciaries, financial institutions (including banks) and other entities that facilitate the administration and servicing of shareholder accounts.

DISTRIBUTOR

Edgewood Services, Inc., as Distributor, serves as the Trust's principal underwriter on a best efforts basis. In addition, Edgewood and its affiliates provide the Trust with office facilities, and currently provide administration and distribution services for other registered investment companies. Edgewood is a New York corporation and a wholly-owned subsidiary of Federated Investors. Its principal offices are at Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as custodian ("Custodian") for the assets of the Portfolio and serves as the Trust's transfer agent (the "Transfer Agent") under the Administration and Services Agreement with the Trust. It is not separately compensated for these services and may, at its own expense, delegate certain services to other Service Agents.


BANKERS TRUST COMPANY AND ITS AFFILIATES

Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market.

As of December 31, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $100 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries.

Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. Bankers Trust is one of the nation's largest and most experienced investment managers, with over $317 billion in assets under management globally. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Fund and the Portfolio. Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions.


                     ADDITIONAL INFORMATION ABOUT THE TRUST

The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Fund is a separate series of the Trust, a Massachusetts business trust organized pursuant to a Declaration of Trust dated July 21, 1986. The Portfolio is a separate subtrust of the Portfolio Trust, a New York master trust fund organized pursuant to a Declaration of Trust dated March 27, 1993.

Each Trust reserves the right to add additional series/subtrusts in the future. There are currently no other funds investing in the Portfolio. Other funds investing in the Portfolio may have sales charges and/or different expenses than the Fund, which may affect performance. The Trust also reserves the right to issue additional classes of shares of the Fund. Each class represents an identical interest in the Fund's investment portfolio. As a result, the classes have the same rights, privileges and preferences, except with respect to: (1) the designation of each class; (2) the expenses allocated exclusively to each class; and (3) voting rights on matters exclusively affecting a single class. The Trust Board does not anticipate that there will be any conflicts among the interests of the holders of the different classes and will take appropriate action if any such conflict arises. For more information about the different classes of shares of the Fund, please call 1-800-677-7596.

Each Trust may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve the Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending a Trust meeting are encouraged to vote by proxy. The Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full Share held and proportionate, fractional votes for fractional Shares held. A separate vote of the Fund is required on any matter affecting only the Fund on which shareholders are entitled to vote; shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund and do not require a separate vote of the Fund. All series of the Trust will vote together on certain matters, such as electing Trustees or approving independent public auditors. Under certain circumstances, the shareholders of one of series of the Trust could control the outcome of these votes. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Each subtrust of the Portfolio Trust, including the Portfolio, will vote separately on any matter involving that subtrust. Holders of interests in all the subtrusts of the Portfolio Trust, however, will vote together to elect Trustees of the Portfolio Trust and for certain other matters. The subtrusts of the Portfolio Trust will vote together or separately on matters in the same manner, and in the same circumstances, as do the series of the Trust. As with the Trust, the investors in one or more subtrusts of the Portfolio Trust could control the outcome of these votes. No subtrust of the Portfolio Trust has any preference over any other subtrust.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Portfolio Trust was organized as a trust under the laws of the State of New York. The Portfolio Trust's Declaration of Trust provides that the entities investing in the Portfolio (e.g., investment companies such as the Fund and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

             INFORMATION CONCERNING THE MASTER-FEEDER FUND STRUCTURE

Unlike other mutual funds that directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate subtrust of a registered investment company with the same investment objective as the Fund. Therefore, a Fund shareholder's interest in the Portfolio's assets is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares or other interests at the same public offering price as the Fund, due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust, as the Administrator, at 1-800-677-7596.

The master-feeder structure is relatively complex, so shareholders should carefully consider this investment approach. Smaller investors in the Portfolio may be materially affected by the actions of larger investors in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds that have large investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, investors with a greater pro rata ownership in the Portfolio could have effective voting control of its operations. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes on the Portfolio's matters; the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of Portfolio assets (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing. The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust (the "Trust Board") determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Trust Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.


              DEFINITIONS OF SECURITIES PURCHASED BY THE PORTFOLIO

ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. There is the risk in connection with automobile receivables that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are mortgage-backed bonds that separate mortgage pools into different classes, called TRANCHES. Tranches pay different rates of interest and can mature in a few months, or in as long as 20 years. Issued by the Federal Home Loan Mortgage Corporation (Freddie Mac) and private issuers, CMOs are usually backed by government-guaranteed or other top-grade mortgages and have AAA ratings. In return for a lower yield, CMOs provide investors with increased security throughout the life of their investment compared to purchasing a whole mortgage-backed security. Even so, if mortgage rates drop sharply, causing a flood of refinancings, prepayment rates will soar and CMO tranches will be repaid before their expected maturity. See also REMICs, below.

MORTGAGE-BACKED SECURITIES. The Portfolio may purchase mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities and non-governmental entities such as banks, mortgage lenders or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds and mortgage pay-through securities. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. A mortgage-backed bond is a general obligation of the issuer, payable out of the issuer's general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. The mortgage pass-through securities issued by non-governmental entities such as banks, mortgage lenders or other financial institutions in which the Portfolio may invest include private label mortgage pass-through securities and whole loans. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if Bankers Trust determines they are consistent with the Portfolio's investment objective and policies.

Unlike ordinary Fixed Income Securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "pre-payment" risks. Prepayment risk or call risk is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS. REMICs are pass-through vehicles created under the tax reform act of 1986 to issue multiclass mortgage-backed securities. REMICs may be organized as corporations, partnerships or trusts. Interests in REMICs may be senior or junior, regular (DEBT INSTRUMENTS) OR residual (equity interests). CMOs (described above) normally have AAA bond ratings, whereas REMICs represent a range of risk levels.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back to the seller on a specific date and at a higher price reflecting a market rate of interest unrelated to the coupon rate or maturity of the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. In a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund's yield or in the market value of its interest in the Portfolio. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. Reverse repurchase agreements and dollar rolls are forms of borrowing and will be counted towards the Portfolio's borrowing restrictions. See "Borrowing" on the following pages and in the SAI. Wrapper Agreements would cover the cash proceeds of such transactions but not the portfolio instruments transferred to another party until possession of such instruments is returned to the Portfolio.

RULE 144A SECURITIES. Rule 144A Securities are securities that are not registered for sale under the federal securities laws but can be resold to institutions pursuant to Rule 144A under the Securities Act of 1933. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's 15% limit on illiquid securities. Under the supervision of the Portfolio Trust Board, Bankers Trust determines the liquidity of restricted securities; and through reports from Bankers Trust, the Portfolio Trust Board monitors trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

SHORT-TERM INVESTMENTS. The Portfolio's assets may be invested in high quality short-term investments with remaining maturities of 397 days or less to maintain the Liquidity Reserve, to meet anticipated redemptions and expenses for day-to-day operating purposes and when, in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets.

     U.S. GOVERNMENT SECURITIES. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the FNMA are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by certain other U.S. agencies or instrumentalities are supported only by the credit of the entity that issued them.

OTHER U.S. DOLLAR-DENOMINATED FIXED INCOME SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. Debt securities, loans and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

U.S. DOLLAR-DENOMINATED FOREIGN SECURITIES. The Portfolio may invest a portion of its assets in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

U.S. DOLLAR-DENOMINATED SOVEREIGN AND SUPRANATIONAL FIXED INCOME SECURITIES. Debt instruments issued or guaranteed by foreign governments, agencies and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as late as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period, and no income accrues to the Portfolio until settlement takes place.

ZERO COUPON SECURITIES. Zero Coupon Securities including CATS, TIGRs and TRs, are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile, and the value of certain zero coupon securities moves in the same direction as interest rates. Zero coupon bonds do not make regular interest payments.

BT INVESTMENT FUNDS
INTERMEDIATE BOND FUND
IRA CLASS

INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, New York 10006

DISTRIBUTOR
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

CUSTODIAN AND TRANSFER AGENT
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, New York 10006

INDEPENDENT ACCOUNTANTS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the SAI or the Fund's official sales literature in connection with the offering of the Shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                              SUBJECT TO COMPLETION
                 PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 22, 1998

                                  STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                              July  ____, 1998

BT INVESTMENT FUNDS:

INTERMEDIATE BOND FUND
   IRA CLASS

Intermediate Bond Fund (the "Fund") is a separate series of BT Investment Funds (the "Trust"), an open-end, management investment company (mutual fund). The IRA Class of shares of the Fund ("Shares") are described herein.

As described in the Shares' respective Prospectuses, the Fund seeks to achieve its investment objective by investing all its net investable assets (the "Assets") in Intermediate Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a separate subtrust of BT Investment Portfolios, a New York master trust fund (the "Portfolio Trust").

Because the investment characteristics of the Fund correspond directly to those of the Portfolio (in which the Fund invests all of its assets), the following is a discussion of the various investments of and techniques employed by the Portfolio. The Fund has been established to serve as an alternative investment to short-term bond funds and money market funds. In addition, since to date, there has been no comparable investment substitute for those individuals who are "rolling" funds over from the stable value option of their employee benefit plan, the Fund is designed to be that comparable alternative.

Shares of the IRA Class of the Fund are sold by Edgewood Services, Inc., the Fund's distributor (the "Distributor"), solely to individual retirement accounts as defined in Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") including "SIMPLE IRAs" and "SEP IRAs", Roth IRAs as defined in Section 408A of the Code, education individual retirement accounts as defined in Section 530 of the Code and "Keogh Plans" (sometimes collectively referred to herein as "IRAs").

The Fund's Prospectus for the IRA Class Shares (the "Prospectus") is dated July ___ , 1998. The Prospectus provides the basic information investors should know before investing and may be obtained without charge by calling the Trust at the telephone number listed below. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read in conjunction with the Prospectus. This SAI is not an offer by the Fund to an investor that has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Prospectus.

                              BANKERS TRUST COMPANY
              INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
                             EDGEWOOD SERVICES, INC.
                                   DISTRIBUTOR

Clearing Operations
P.O. Box 897            Pittsburgh, Pennsylvania 15230-0897   1-(800) 730-1313

                                TABLE OF CONTENTS

Investment Objectives, Policies and Restrictions.................1

Performance Information.........................................13

Valuation of Assets; Redemptions in Kind........................14

IRA Qualified Redemptions.......................................16

Management of the Trusts........................................18

Organization of the Trust.......................................22

Taxation........................................................22

Appendix:  Description of Ratings...............................25

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVE

The investment objective of the Fund is a high level of current income while seeking to maintain a stable value per share. There can, of course, be no assurance that the Fund will achieve its investment objective.


                              INVESTMENT POLICIES

The Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund to do so.

The following is a discussion of the various investments of and techniques employed by the Portfolio.

Short-Term Instruments. The Portfolio may hold short-term investments consisting of foreign and domestic (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated in one of the top two short-term rating categories by an NRSRO or, if unrated, of comparable quality in the opinion of Bankers Trust Company, the Portfolio's investment adviser (the "Adviser"); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have an outstanding long-term debt rating of A or higher by Standard & Poor's Ratings Group ("S&P") or A-2 or higher by Moody's Investors Service, Inc. ("Moody's") or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix.

Mortgage- and Asset-Backed Securities. The yield characteristics of the mortgage- and asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, their yield. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Collateralized mortgage obligation ("CMO") classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Zero-Coupon Securities. The Portfolio may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Zero coupon securities usually trade at a substantial discount from their face or par value. Zero coupon securities are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

Wrapper Agreements. Wrapper Agreements are structured with a number of different features. Wrapper Agreements purchased by the Portfolio are of three basic types: (1) non-participating, (2) participating and (3) "hybrid." In addition, the Wrapper Agreements will either be of fixed-maturity or open-end maturity ("evergreen"). The Portfolio enters into particular types of Wrapper Agreements depending upon their respective cost to the Portfolio and the Wrapper Provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Portfolio will enter into participating Wrapper Agreements of open-end maturity and hybrid Wrapper Agreements.

Under a NON-PARTICIPATING WRAPPER AGREEMENT, the Wrapper Provider becomes obligated to make a payment to the Portfolio whenever the Portfolio sells Covered Assets at a price below Book Value to meet withdrawals of a type covered by the Wrapper Agreement (a "Benefit Event"). Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider whenever the Portfolio sells Covered Assets at a price above their Book Value in response to a Benefit Event. In neither case is the Crediting Rate adjusted at the time of the Benefit Event. Accordingly, under this type of Wrapper Agreement, while the Portfolio is protected against decreases in the market value of the Covered Assets below Book Value, it does not realize increases in the market value of the Covered Assets above Book Value; those increases are realized by the Wrapper Providers.

Under a PARTICIPATING WRAPPER AGREEMENT, the obligation of the Wrapper Provider or the Portfolio to make payments to each other typically does not arise until all of the Covered Assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the Crediting Rate.

Under a HYBRID WRAPPER AGREEMENT, the obligation of the Wrapper Provider or the Portfolio to make payments does not arise until withdrawals exceed a specified percentage of the Covered Assets, after which time payment covering the difference between market value and Book Value will occur.

A FIXED-MATURITY WRAPPER AGREEMENT terminates at a specified date, at which time settlement of any difference between Book Value and market value of the Covered Assets occurs. A fixed-maturity Wrapper Agreement tends to ensure that the Covered Assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the Covered Assets to the remaining life of the Wrapper Agreement.

An EVERGREEN WRAPPER AGREEMENT has no fixed maturity date on which payment must be made, and the rate of return on the Covered Assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity Wrapper Agreement, the rate of return on assets covered by an evergreen Wrapper Agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. An evergreen Wrapper Agreement may be converted into a fixed-maturity Wrapper Agreement that will mature in the number of years equal to the duration of the Covered Assets.

Wrapper Providers are banks, insurance companies and other financial institutions. The number of Wrapper Providers has been increasing in recent years. As of April 1998, there were approximately fifteen Wrapper Providers rated in one of the top two long-term rating categories by Moody's, S&P or another NRSRO. The cost of Wrapper Agreements is typically 0.10% to 0.25% per dollar of Covered Assets per annum.

In the event of the default of a Wrapper Provider, the Portfolio could potentially lose the Book Value protections provided by the Wrapper Agreements with that Wrapper Provider. However, the impact of such a default on the Portfolio as a whole may be minimal or non-existent if the market value of the Covered Assets thereunder is greater than their Book Value at the time of the default, because the Wrapper Provider would have no obligation to make payments to the Portfolio under those circumstances. In addition, the Portfolio may be able to obtain another Wrapper Agreement from another Wrapper Provider to provide Book Value protections with respect to those Covered Assets. The cost of the replacement Wrapper Agreement might be higher than the initial Wrapper Agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those Covered Assets is less than their Book Value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting Wrapper Provider. If the Portfolio were unable to obtain a replacement Wrapper Agreement, participants redeeming Shares might experience losses if the market value of the Portfolio's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could render the Portfolio and the Fund unable to achieve their investment objective of seeking to maintain a stable value per Share.

With respect to payments made under the Wrapper Agreements between the Portfolio and the Wrapper Provider, some Wrapper Agreements, as noted in the Fund's prospectus, provide that payments may be due upon disposition of the Covered Assets, while others provide for payment only upon the total liquidation of the Covered Assets or upon termination of the Wrapper Agreement. In none of these cases, however, would the terms of the Wrapper Agreements specify which Portfolio Securities are to be disposed of or liquidated. Moreover, because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Portfolio the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation. Under the terms of most Wrapper Agreements, the Wrapper Provider will have the right to terminate the Wrapper Agreement in the event that material changes are made to the Portfolio's investment objectives or limitations or to the nature of the Portfolio's operations. In such event, the Portfolio may be obligated to pay the Wrapper Provider termination fees equal in amount to the premiums that would have been due had the Wrapper Agreement continued through the predetermined period. The Portfolio will have the right to terminate a Wrapper Agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a Wrapper Agreement or conversion of an evergreen Wrapper Agreement to a fixed maturity, some Wrapper Agreements may require that the duration of some portion of the Fund's portfolio securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Portfolio and the Fund.

For a description of Wrapper Provider ratings, see the Appendix.

Illiquid Securities. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A under the 1933 Act, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this rule and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Adviser will monitor the liquidity of Rule 144A securities held by the Portfolio under the supervision of the Portfolio Trust Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio will maintain with its custodian (Bankers Trust) a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued commitments.

Additional U.S. Government Obligations. The Portfolio may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association (the "GNMA"), the Farmers Home Administration and the Export-Import Bank.

Lower-Rated Debt Securities ("Junk Bonds"). The Portfolio may invest in debt securities rated in the fifth and sixth long-term rating categories by S & P, Moody's and Duff & Phelps Credit Rating Company, or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by Bankers Trust in its sole discretion. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Portfolio's ability to dispose of these securities.

Since the risk of default is higher for lower-rated debt securities, Bankers Trust's research and credit analysis are an especially important part of managing securities of this type held by the Portfolio. In considering investments for the Portfolio, Bankers Trust will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Bankers Trust's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

The Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Portfolio.

Futures Contracts and Options on Futures Contracts -- General. The successful use of these instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on its ability to forecast interest rate movements correctly. If interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options thereon or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options thereon and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices, including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into futures contracts based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. The Portfolio may also enter into futures contracts that are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and "variation margin" may be required (that is, the Portfolio may have to provide or may receive cash that reflects any decline or increase in the contract's value).

At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the termination date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the Portfolio's acquisition or sale of a futures contract is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities held by the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the Portfolio's NAV from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts for the acquisition of debt securities may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of the underlying debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by Bankers Trust may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if its investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the option ("exercise price"), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which will provide a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which will provide a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio may incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, such losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates. The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Portfolio Trust Board has adopted a restriction that the Portfolio will not enter into any futures contract or option on a futures contract if immediately thereafter the amount of margin deposits on all the futures contracts held by the Portfolio and premiums paid on outstanding options on its futures contracts (other than those entered into for BONA FIDE hedging purposes) would exceed 5% of the market value of the Portfolio's total assets.

Options on Securities. The Portfolio may write (sell) covered call and put options on its portfolio securities ("covered options") to a limited extent in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options it writes. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is maintained by the Portfolio in cash, U.S. government securities and other high quality liquid securities in a segregated account with its custodian.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the exercise price by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the net premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase the option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction," which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received is included in the liability section of its Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of the closing purchase transaction exceeds the net premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's holdings. Put options also may be purchased by the Portfolio for the purpose of benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Portfolio has adopted certain non-fundamental policies concerning option transactions that are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded if the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that will not be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. Bankers Trust will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio Board.


                                RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Portfolio Trust Board. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings referred to herein and in the Prospectus is set forth in the Appendix.

                            INVESTMENT RESTRICTIONS

The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (1) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by them. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

None of the fundamental and non-fundamental policies described below shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective. Because the Fund and the Portfolio have the same fundamental policies and the Fund invests all of its Assets in the Portfolio, the following discussion (though speaking only of the Portfolio) applies to the Fund as well.

     Fundamental Restrictions. As a matter of fundamental policy, the Portfolio may not:

         (1) Borrow money (including through reverse repurchase or dollar roll transactions) in excess of 5% of the Portfolio's total assets (taken at cost), except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its total assets. The Portfolio may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

         (2) Underwrite securities issued by other persons except insofar as the Portfolio may be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) Make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of its total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

         (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for its portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

         (5) Concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective, up to 25% of its total assets may be invested in any one industry;

         (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

         (7) Purchase, with respect to 75% of the Portfolio's total assets, securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that options or futures contracts shall not be subject to this restriction; and

         (8) Invest, with respect to 75% of the Portfolio's total assets, more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer.

Non-Fundamental Restrictions. In order to comply with certain statutes and policies and for other reasons, the Portfolio will not, as a matter of operating policy (these restrictions may be changed by a vote of the Trustees or the Portfolio Trust or the Trust as applicable without shareholder approval):

      (i) purchase any security or evidence of interest therein on margin, except that short-term credit necessary for the clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

      (ii) sell securities it does not own (short sales). (This restriction does not preclude short sales "against the box" (that is, sales of securities (a) the Portfolio contemporaneously owns or (b) where the Portfolio has the right to obtain securities equivalent in kind and amount to those sold). The Portfolio has no current intention to engage in short selling);

      (iii) purchase securities issued by any investment company except to the extent permitted by the 1940 Act (including any exemptions or exclusions therefrom), except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger; and

      (iv) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Portfolio Board to be liquid).

An investment restriction will not be considered violated if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment or any other later change.

The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the corresponding Fund, or any other registered investment company investing in the Portfolio, is registered.



               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures contracts and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including, to the extent and in the manner permitted by applicable law, the Adviser or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Portfolio Trust Board may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions. The Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market or statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the Portfolio's management that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

In certain instances there may be securities that are suitable for the Portfolio, as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated between (among) clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

                            PERFORMANCE INFORMATION

                       STANDARD PERFORMANCE INFORMATION

From time to time, quotations of the Shares' performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

      YIELD: Yield refers to the income generated by an investment over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond mutual funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

      Performance information or advertisements may include comparisons of the Shares' investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, the Shares' ranking may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, Inc. and Morningstar, Inc.

      Unlike some bank deposits or other investments that pay a fixed yield for a stated period of time, the total return of the Shares will vary depending upon interest rates, the current market value of the securities held by the Portfolio and the Wrapper Agreements and changes in the expenses of the Shares and the Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of its fees, or to reimburse certain operating expenses of the Fund or the Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing the Shares' net income (and therefore its yield and total return) during the period such waivers are in effect.

      TOTAL RETURN: The Shares' average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Shares' may also calculate total return figures that represent aggregate performance over a period or year-by-year performance.

      PERFORMANCE RESULTS: Any performance information provided for the Shares' should not be considered as representative of its performance in the future, because the NAV and public offering price of Shares will vary based not only on the type, quality and maturities of the securities held by the Portfolio but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. Total return reflects the performance of both principal and income.

                        COMPARISON OF FUND PERFORMANCE

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following: Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, ValueLine, Wall Street Journal, Weisenberger Investment Companies Services, Working Women and Worth.

                        ECONOMIC AND MARKET INFORMATION

Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.


                   VALUATION OF ASSETS; REDEMPTIONS IN KIND

Debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities' major trading exchange or quotes received from dealers or market makers in the relevant securities or may be determined through the use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Portfolio's Trust Board.

The NAV per Share is calculated once on each Valuation Day as of the Valuation Time, which is currently 4:00 p.m., Eastern time, or if the NYSE closes early, at the time of such early closing. The NAV per Share is computed by dividing the value of the Fund's assets (I.E., the value of its investment in the Portfolio and other assets, if any), less all liabilities, by the total number of its Shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that Portfolio Trust Board believes accurately reflects fair value.

Pursuant to procedures adopted by the Portfolio Trust Board, the Wrapper Value generally will be equal to the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets. If the market value (plus accrued interest on the underlying securities) of the Covered Assets is greater than their Book Value, the Wrapper Value will be reflected as a liability of the Portfolio in the amount of the difference, I.E., a negative value, reflecting the potential liability of the Portfolio to the Wrapper Provider. If the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value, the Wrapper Value will be reflected as an asset of the Portfolio in the amount of the difference, I.E., a positive value, reflecting the potential liability of the Wrapper Provider to the Portfolio. In performing its fair value determination, the Portfolio Trust Board expects to consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreement. If the Portfolio Trust Board determine that a Wrapper Provider is unable to make such payments, that Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Portfolio might be unable to maintain NAV stability.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 (formerly Accounting Series Release No. 113) ("FRR 1"), which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation.
According to FRR 1, such factors would include consideration of the --

            type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

The Adviser will value securities purchased by the Portfolio that are restricted as to resale or for which current market quotations are not readily available, including Wrapper Agreements, based upon all relevant factors as outlined in FRR 1.

The Fund and the Portfolio each reserves the right, if conditions exist that make cash payments undesirable, or for other reasons, to honor any request for redemption or withdrawal, respectively, by making payment wholly or partly in Portfolio Securities, as the same may be chosen by the Adviser in its sole discretion (a "redemption in kind"). Such securities shall not include Wrapper Agreements, and shall be valued as they are for purposes of computing the Fund's or the Portfolio's NAV, as the case may be. If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting those securities into cash.

The Trust, on behalf of the Fund, and the Portfolio have elected to redeem Shares or beneficial interests, respectively, with respect to any one investor during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund or the Portfolio, as the case may be, at the beginning of the period

The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind to a shareholder thereof, and therefore Fund shareholders that receive redemptions in kind will receive Portfolio Securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each business day the Portfolio determines its NAV. At the close of business on each such day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to a fraction (a) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on that day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on that day, and (b) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on that day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors therein. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.



                            IRA QUALIFIED REDEMPTIONS

At any time, a redemption of Fund Shares can be effected without assessment of the Redemption Fee and CDSC described in "Shareholder Transaction Expenses" in the Prospectus, if such redemption is an "IRA Qualified Redemption." In general, section 72(t) of the Code imposes a 10% penalty tax on any distribution received by a taxpayer from a Traditional IRA, SEP-IRA or SIMPLE IRA prior to the date on which the taxpayer reaches age 59 1/2, unless the distribution meets the requirements of a specific exception to the penalty tax. Similar penalties apply to early withdrawals from Roth IRAs and Keogh Plans. Section 530(d) as currently written, imposes a separate 10% penalty tax on distributions from an education IRA not used to pay qualified higher education expenses. In general, rollovers from one IRA to another and direct trustee-to-trustee transfers from an IRA to another IRA (or in some cases to other types of qualified plans) are not subject to tax. In addition, conversions of Traditional IRAs to Roth IRAs are subject to income tax but are not subject to the early withdrawal penalty tax. An "IRA Qualified Redemption" is a redemption made by an IRA Owner to effect a distribution from his or her IRA account that is not subject to the 10% penalty tax imposed by section 72(t) or 530(d), as applicable, other than IRA rollovers, direct trustee-to-trustee transfers and conversions of Traditional IRAs to Roth IRAs, unless the IRA Owner continues the investment of the transferred amount in the Fund. IRA Owners requesting a redemption of Fund Shares will be required to provide a written statement as to whether the proceeds of the redemption will be subject to a penalty tax and, if not, to identify the specific exception upon which the IRA Owner intends to rely. The information provided by the IRA Owner will be reflected on the Form 1099-R issued to the IRA Owner and filed with the Internal Revenue Services in connection with the redemption as well as forming the basis for redemption as an IRA Qualified Redemption. The Fund may require additional evidence, such as the opinion of a certified public accountant or tax attorney, that any particular redemption will not be subject to any penalty tax. IRA OWNERS SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF ANY REDEMPTION.

Some of the exceptions to the 10% penalty taxes are described below. This description is intended to provide only a brief summary of the principal exceptions to the additional tax imposed on early withdrawals under the current provisions of the Code, which may change from time to time. The Fund intends to conform the definition of IRA Qualified Redemptions to changes in applicable tax laws; however, the Fund reserves the right to continue to define IRA Qualified Redemptions by reference to Code provisions now in effect or otherwise to define such phrase independently of future Code provisions.

TRADITIONAL IRAS, SEP-IRAS AND SIMPLE IRAS

     In general, the 10% penalty tax imposed by section 72(t) of the Code will not apply to the following types of distributions from a Traditional IRA, SEP-IRA or SIMPLE IRA:

     1. Distributions made on or after the date on which the IRA Owner attains age 59 1/2;

     2. Distributions made to a beneficiary (or to the estate of the IRA Owner) on or after the death of the IRA Owner; 3. Distributions attributable to the IRA Owner's being disabled within the meaning of section 72(m)(7) of the Code; 4. Distributions made to the IRA Owner to the extent such distributions do not exceed the amount of unreimbursed medical expenses allowed as a deduction under section 213 of the Code;

      5. Distributions to unemployed individuals to the extent such distributions do not exceed the amount paid for medical insurance as described in section 213(d)(1)(D) of the Code for the IRA Owner, and his or her spouse and dependents;
      6. Distributions to an IRA Owner to the extent such distributions do not exceed the qualified higher education expenses, as defined in section 72(t)(7), for the IRA Owner;
      7. Distributions to an IRA Owner that are used to acquire a first home, and that meet the definition of "qualified first-time homebuyer distributions" under section 72(t) (8) of the Code; and
      8. Distributions that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the IRA Owner, or the joint lives (or life expectancies) of the IRA Owner and his or her designated beneficiary.

ROTH IRAS

With respect to a Roth IRA, all "qualified distributions" are excluded from gross income and, therefore, from the 10% penalty tax imposed by section 72(t). In general, qualified distributions from a Roth IRA include:

     1. Distributions made on or after the date on which the IRA Owner attains age 59 1/2;

     2. Distributions made to a beneficiary (or to the estate of the IRA Owner) on or after the death of the IRA Owner; 3. Distributions attributable to the IRA Owner's being disabled within the meaning of section 72(m)(7) of the Code; and 4. Distributions to an IRA Owner that are used to acquire a first home, and that meet the definition of "qualified first-time homebuyer distributions" under section 72(t) (8) of the Code.

However, a distribution will not be a qualified distribution, even if it otherwise meets the definition, if it is made within the 5-year period beginning with the first taxable year for which the IRA Owner made a contribution to the Roth IRA (or such person's spouse made a contribution to a Roth IRA established for the IRA Owner). Special rules apply with respect to certain types of rollovers.

To the extent a distribution from a Roth IRA is not a qualified distribution, either because it does not meet the definition of a qualified distribution in the first instance, or because it is made within the five-year period described in section 408A(d)(2)(B), the portion of the distribution that represents earnings will be subject to tax in accordance with section 72 of the Code, including the 10% penalty tax imposed under section 72(t). The same exceptions to the penalty tax that apply to Traditional IRAs will apply to nonqualified distributions from Roth IRAs.

In the event of a nonqualified distribution from a Roth IRA, only the earnings in the account are subject to tax; contributions may be recovered tax-free (since no deduction is permitted for such contributions). Section 408A(d) provides that distributions from Roth IRAs are considered to come first from contributions, to the extent that distributions do not exceed the total amount of contributions.

KEOGH PLANS

     In general, the 10% penalty tax imposed by section 72(t) of the Code will not apply to the following types of distributions from a Traditional IRA:

     1. Distributions made on or after the date on which the IRA Owner attains age 59 1/2;

      2. Distributions made to a beneficiary (or to the estate of the IRA Owner) on or after the death of the IRA Owner; 3. Distributions attributable to the IRA Owner's being disabled within the meaning of section 72(m)(7) of the Code; 4. Distributions made to the IRA Owner after separation from service after age 55; 5. Distributions to unemployed individuals to the extent such distributions do not exceed the amount of unreimbursed medical expenses allowed as a deduction under section 213 of the Code;
      6. Distributions to an alternate payee (e.g., a former spouse) pursuant to a qualified domestic relations order; and 7. Distributions that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the IRA Owner, or the joint lives (or life expectancies) of the IRA Owner and his or her designated beneficiary.

EDUCATION IRAS

Distributions from an education IRA are included in income unless the qualified higher education expenses of the designated beneficiary are equal to or greater than the amount of such distributions. In addition, certain special rules are provided that permit certain rollovers or changes in beneficiaries. Any distribution that is subject to tax under section 530 is also subject to the 10% penalty tax imposed by section 530(d)(4). Thus, in general, any distribution from an education IRA that exceeds the amount of qualified higher education expenses of the designated beneficiary will be subject to the 10% penalty tax.


                            MANAGEMENT OF THE TRUSTS

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or the Portfolio, as the case may be. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

The Trustees and officers of the Trusts, their birthdates, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897.


                         TRUSTEES OF BT INVESTMENT FUNDS

S. LELAND DILL (birthdate: March 28, 1930 ) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

     KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; Professor, Department of Economics, Columbia University. His address is 35 Claremont Avenue, New York, New York 10027.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.


                      TRUSTEES OF BT INVESTMENT PORTFOLIOS

CHARLES P. BIGGAR (birthdate: October 14, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.


               OFFICERS OF THE TRUSTS AND BT INVESTMENT PORTFOLIOS

Unless otherwise specified, each officer listed below holds the same position with the Trusts and BT Investment Portfolios.

RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President, Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").

     CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.

     Messrs. Petnuch, Davis, and Neuman also hold similar positions for other investment companies for which Edgewood or an affiliate, serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of a Trust or the Portfolio. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from a Trust or the Portfolio for serving as an officer or Trustee of the Trusts or the Portfolio.


                           TRUSTEE COMPENSATION TABLE

                       AGGREGATE         AGGREGATE          TOTAL COMPENSATION
NAME OF PERSON,        COMPENSATION      COMPENSATION       FROM FUND COMPLEX**
POSITION               FROM TRUST*+      FROM PORTFOLIOS+   PAID TO TRUSTEES***


Kelvin Lancaster,
Trustee of Trust        $13,125          N/A                 $27,500

Philip Saunders, Jr.,
Trustee of Trust and
Portfolios              $13,125          $13,750             $27,500

Charles Biggar,
Trustee of Portfolios   N/A              $13,750             $27,500

S. Leland Dill,
Trustee of Trust
and Portfolios          $13,125          $13,750             $27,500

* The aggregate compensation is provided for the BT Investment Funds which is comprised of 17 funds.

+ Information is provided for the Trust's most recent fiscal year ended December 31, 1997.

** Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate U.S. Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio.

*** The compensation is provided for the calendar year ended December 31, 1997.

As of March 31, 1998, the Trustees and Officers of the Trust and the Portfolio owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

                              INVESTMENT ADVISER

Under the terms of the Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Trust and the Portfolio bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

                                  ADMINISTRATOR

Under the administration and services agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), FSC performs such sub-administration duties for the Trust and the Portfolio as from time to time may be agreed upon by Bankers Trust and the FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

                          CUSTODIAN AND TRANSFER AGENT

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                  USE OF NAME

The Trust and Bankers Trust have agreed that the Trust may use the letters "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolio. The Trust has acknowledged that the letters "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the letters "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                          BANKING REGULATORY MATTERS

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolio contemplated by the Advisory Agreement and other activities for the Fund and the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as counsel to the Trusts. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, acts as independent accountants of the Fund and the Portfolio.


                           ORGANIZATION OF THE TRUST

BT Investment Funds was organized on July 21, 1986, under the name BT Tax-Free Investment Trust, and assumed its current name on May 16, 1988. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trusts may create and issue additional series of shares. Each Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Whenever a Trust is requested to vote on matters pertaining to a Portfolio, the Trust will vote its shares without a meeting of shareholders of the respective Fund if the proposal is one, which if made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, a Trust will hold a meeting of shareholders of its respective Fund and, at the meeting of the investors in the Portfolio, the Trust will cast all of its votes in the same proportion as votes in all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.


                                    TAXATION

                              TAXATION OF THE FUND

The Fund intends to qualify annually to be treated as a regulated investment company under the Code. To qualify for that treatment, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities (the "Income Requirement"), (b)diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), and (d) distribute for each taxable year at least 90% of its investment company taxable income (generally consisting of interest, dividends and the excess of net short-term capital gain over net long-term capital loss).

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus any undistributed amount from the prior year.

The Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a regulated investment company. See the next section for a discussion of the tax consequences to the Fund of hedging transactions engaged in by the Portfolio.



                           TAXATION OF THE PORTFOLIO

The Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." As a result, the Portfolio will not be subject to federal income tax. Instead, the Fund and other investors in the Portfolio will be required to take into account, in computing their federal income tax liability, their respective shares of the Portfolio's income, gains, losses, deductions and credits, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio also will not be subject to state income or franchise tax.

Because, as noted above, the Fund will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a regulated investment company, the Portfolio intends to conduct its operations so that the Fund will be able to satisfy all those requirements.

Distributions received by the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) generally will not result in the Fund's recognizing any gain or loss for federal income tax purposes, except that
(a) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio prior to the distribution,
(b) income or gain will be realized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (c) gain or loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (i) the amount of any cash and the basis of any property distributed from the Portfolio to the Fund and (ii) the Fund's share of the Portfolio's losses, if any.

The Portfolio's use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses it realizes in connection therewith. Gains from options and futures contracts derived by the Portfolio with respect to its business of investing in securities will qualify as permissible income for the Fund under the Income Requirement.
                                 OTHER TAXATION

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund will be liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by the Fund in the Portfolio should not cause the Fund to be liable for any income or franchise tax in the State of New York.

The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                 SALE OF SHARES

Any gain or loss realized by a shareholder on the sale or other disposition of Shares, or on receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss that will be long-term or short-term, depending upon the shareholder's holding period for the Shares. For IRA Owners utilizing the Fund as an investment option, the dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. To the extent that distributions from an IRA are taxable, they are taxable as ordinary income. IRAs are governed by a complex set of tax rules. IRA Owners should consult with their IRA provider and/or professional tax adviser regarding the tax consequences associated with an investment in the Fund.

                           FOREIGN WITHHOLDING TAXES

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by those countries that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

                                    APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future).
Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DUFF & PHELPS' LONG-TERM DEBT RATINGS:

===============================================================================

===============================================================================
AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

===============================================================================
AA+           High credit quality.  Protection factors are strong.  Risk is
AA            modest but may vary slightly from time to time because of
AA-           economic conditions.

===============================================================================
A+            Protection factors are average but adequate.  However, risk
A             factors are more variable and greater in periods of economic
A-            stress.

===============================================================================
BBB+ Below-average protection factors but still considered BBB sufficient for prudent investment. Considerable variability in BBB- risk during economic cycles.

--------------=================================================================
BB+           Below investment grade but deemed likely to meet obligation
BB            when due.  Present or prospective financial protection factors
BB-           fluctuate according to industry conditions or company
              fortunes. Overall quality may move up or down frequently within this category.

--------------=================================================================

===============================================================================
B+            Below investment grade and possessing risk that obligations
B             will not be met when due.  Financial protection factors will
B-            fluctuate widely according to economic cycles, industry
              conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

===============================================================================
CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

===============================================================================
DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

===============================================================================
DP            Preferred stock with dividend arrearages.

===============================================================================

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF S&P SHORT-TERM ISSUER CREDIT RATINGS:

A-1 An obligor rated 'A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 An obligor rated 'A-2' has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated 'A-3' has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

D-1+ Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DESCRIPTION OF MOODY'S INSURANCE FINANCIAL STRENGTH RATINGS:

                                      AAA
Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

                                      AA

Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

                                       A

Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      BAA

Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

                                      BA

Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations maybe very moderate and thereby not well safeguarded in the future.

                                       B

Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

                                      CAA

Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.


                                      CA
Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

                                       C

Insurance companies rated C are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Numeric modifiers: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

DESCRIPTION OF S&P CLAIMS PAYING ABILITY RATING DEFINITIONS:

Secure Range:  AAA to BBB

"AAA" Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

"AA" Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

"A" Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

"BBB" Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

Vulnerable Range:  BB to CCC

"BB" Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

"B" Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

"CCC" Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

"R" Regulatory action. As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The "R" rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

Plus (+) or minus (-) Ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DUFF & PHELPS' CLAIMS PAYING ABILITY RATINGS:

===============================================================================
AAA         Highest claims paying ability.  Risk factors are negligible.
===============================================================================
AA+ Very high claims paying ability. Protection factors are strong. AA Risk is modest, but may vary slightly over time due to economic AA- and/or underwriting conditions.

===============================================================================
A+ High claims paying ability. Protection factors are average and A there is an expectation of variability in risk over time due to A- economic and/or underwriting conditions.

===============================================================================
BBB+        Adequate claims paying ability.  Protection factors are
BBB         adequate.  There is considerable variability in risk over time
BBB-        due to economic and/or underwriting conditions.

===============================================================================
BB+         Uncertain claims paying ability and less than investment grade
BB          quality.  However, the company is deemed likely to meet these
BB-         obligations when due.  Protection factors will vary widely with changes in economic and/or underwriting conditions.

===============================================================================
B+          Possessing risk that policyholder and contractholder obligations
B           will not be paid when due.  Protection factors will vary widely
B-          with changes in economic and underwriting conditions or company fortunes.

===============================================================================
CCC There is substantial risk that policyholder and contractholder obligations will not be paid when due. Company has been or is likely to be placed under state insurance department supervision.

===============================================================================
DD          Company is under an order of liquidation.

===============================================================================

DISTRIBUTOR

EdgewoodServices, Inc.                    BT INVESTMENT FUNDS
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

INVESTMENT ADVISER                        INTERMEDIATE BOND FUND
                                          IRA CLASS
Bankers Trust Company
130 Liberty Street
(One Bankers Trust Plaza)
New York, New York 10006

TRANSFER AGENT

Bankers Trust Company
130 Liberty Street
(One Bankers Trust Plaza)
New York, New York 10006

CUSTODIAN

Bankers Trust Company                     STATEMENT OF
130 Liberty Street                        ADDITIONAL INFORMATION
(One Bankers Trust Plaza)                 JULY _____, 1998
New York, New York 10006

INDEPENDENT ACCOUNTANTS

Ernst & Young LLP
787 Seventh Avenue
New York, NY  10019

LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY  10022-4669

STAPRVPLUS (8/97)


PART C        OTHER INFORMATION

ITEM 24.      Financial Statements and Exhibits:

      (a)     Financial Statements:
              To be filed by amendment.

      (b)     Exhibits:

      (1)     (i)    Conformed Copy of Declaration of Trust of the Trust; 9.
              (ii)   Supplement to Declaration of Trust; 9.
              (iii)  Second Supplement to Declaration of Trust; 9.
      (2)     Copy of By-Laws of the Trust; 9.
      (3)     Not applicable.
      (4) Copy of Specimen stock certificates for shares of beneficial interest of the Trust; 1.
      (5)     Not applicable.
      (6)     Conformed Copy of Distributor's Contract; 10.
              (i) Schedule A of Exhibit A to the Distributor's Contract; 14.
      (7)     Not applicable.
      (8) Conformed Copy of Custodian Agreement between the Registrant and Bankers Trust Company; 12.
              (i) Conformed Copy of Amendment #2 to Exhibit A of the Custodian
                  Agreement; 14.
      (9) (i) Administration and Services Agreement; 6.
              (ii) Schedule of Fees under Administration and Services Agreement; 7 (iii) Exhibit D to the Administration and Services Agreement; 12.
      (10) Not applicable. (11) Not applicable. (12) Not applicable. (13) Not applicable. (14) Not applicable.
      (15)    Conformed Copy of Plan of Distribution; 10.
      (16)    Copy of Schedules for Computation of Performance Quotations; 2.
      (17)    Not applicable.
      (18)    Not applicable.
      (19)    Conformed Copy of Power of Attorney of Registrant; 13
-----------------------------------
+ All exhibits have been filed electronically.

1. Incorporated by reference to the Registrant's registration statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("Commission") on October 24, 1986.

2. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement as filed with the Commission on February 13, 1992.

6. Incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement as filed with the Commission on April 30, 1993.

7. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement as filed with the Commission on November 8, 1993.

9. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement as filed with the Commission on July 31, 1995.

10. Incorporated by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement as filed with the Commission on January 30, 1997.

12. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the Commission on July 1, 1997.

13. Incorporated by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement as filed with the Commission on September 10, 1997.

14. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.

ITEM 25. Persons Controlled by or Under Common Control with Registrant:

         Not applicable.

ITEM 26.   Number of Holders of Securities:

Title of Class                      Number of Record Holders
                                    as of April 17, 1998

Tax Free Money Fund                       145
NY Tax Free Money Fund                    118
Cash Management Fund                      240
Treasury Money Fund                       642
Intermediate Tax Free Fund                78
Small Cap Fund                            626
Pacific Basin Equity Fund                 195
BT Investment Lifecycle Short Range Fund  53
BT Investment Lifecycle Mid Range Fund    41
BT Investment Lifecycle Long Range Fund   42
Latin American Equity Fund                328
International Equity Fund                 10,208
Global High Yield Securities Fund         162
Capital Appreciation Fund                 285
Global Emerging Markets Equity Fund       0
International Small Company Equity Fund   0

ITEM 27.    Indemnification; 11

ITEM 28.   Business and Other Connections of Investment Adviser:

Bankers Trust serves as investment adviser to the Fund's Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust New York Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. These persons may be contacted c/o Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

George B. Beitzel, International Business Machines Corporation, Old Orchard Road, Armonk, NY 10504. Director, Bankers Trust Company; Retired senior vice president and Director, International Business machines Corporation; Director, Computer Task Group; Director, Phillips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman emeritus of Amherst College; and Chairman of the Colonial Willimsburg Foundation.


11. Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on April 29, 1996.

Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice chairman and chief financial officer, Bankers Trust Company and Bankers Trust New York Corporation; Beneficial owner, general partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust.

Philip A. Griffiths, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; and Chairman and member, Nominations Committee and Committee on Science and Engineering Indicators, National Science Board; Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.

     William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Warner-Lambert Corporation; Director, The Williams Companies, Inc.; and Director, National Retail Federation.

Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director, J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust New York Corporation; Senior Managing Director, Bankers Trust Company.

Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10006. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group pic.

Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust New York Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director, Dow-Jones, Inc.; and Director, Carnegie Hall.

     N.J. Nicholas Jr., 745 Fifth Avenue, New York, NY 10020. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and Director, Xerox Corporation.

Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc.; Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania.

Donald L. Staheli, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Bankers Trust Company; Director, ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman, National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The Points of Light Foundation; and Trustee, American Graduate School of International Management.

Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emerita, Cornell University.

George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust New York Corporation and Bankers Trust Company; Director, bankers Trust Company; Director; Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Services Center.

Paul A. Volcker, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.

Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust New York Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

ITEM 29. Principal Underwriters

a) Edgewood Service, Inc., the principal underwriter for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Pyramid Mutual Funds, BT Advisor Funds, BT Institutional Funds, Excelsior Institutional Trust (formerly, UST Master Funds, Inc.), Excelsior Tax-Exempt Funds, Inc. (formerly, UST Master Tax-Exempt Funds, Inc.), Excelsior Institutional Trust, FTI Funds, FundManager Portfolios, Marketvest Funds, Marketvest Funds, inc. and Old Westbury Funds, Inc.

      b)

         (1)                           (2)                        (3)
Name and Principal              Positions and Offices    Positions and Offices
Business Address                   With Distributor        With Registrant

Lawrence Caracciolo             Director, President,              --
Federated Investors Tower       Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Arthur L. Cherry                Director,                         --
Federated Investors Tower       Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

J. Christopher Donahue          Director,                         --
Federated Investors Tower       Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Ronald M. Petnuch               Vice President,         President and Treasurer
Federated Investors Tower       Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Thomas P. Schmitt               Vice President,                   --
Federated Investors Tower       Edgewood Services, Inc.
Pittsburgh, PA 15222-3779



Ernest L. Linane                Assistant Vice President,         --
Federated Investors Tower       Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

S. Elliott Cohan                Secretary,                Assistant Secretary
Federated Investors Tower       Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Thomas J. Ward                  Assistant Secretary,              --
Federated Investors Tower       Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Kenneth W. Pegher, Jr.          Treasurer,                        --
Federated Investors Tower       Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

(c) Not Applicable.

ITEM 30. Location of Accounts and Records:

BT INVESTMENT FUNDS:          5800 Corporate Drive
(Registrant)                  Pittsburgh, PA 15237-7010

BANKERS TRUST COMPANY:        130 Liberty Street,
(Investment Adviser,          New York, NY 10006
Administrator, and
Custodian)

INVESTORS FIDUCIARY           127 West 10th Street,
TRUST COMPANY:                Kansas City, MO 64105
(Transfer Agent and Dividend
Disbursing Agent)

EDGEWOOD SERVICES, INC.:      Clearing Operations, P.O. Box 897,
(Distributor)                 Pittsburgh, PA 15230-0897

ITEM 31.    Management Services:

            Not applicable.

ITEM 32.    Undertakings:

            Registrant hereby undertakes to file a post-effective amendment, using financial statements on behalf of Global High Yield Securities Fund which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 47.

            Registrant hereby undertakes to file a post-effective amendment, using financial statements on behalf of International Small Company Equity Fund which need not be certified, within four to six months from the effective date of Post-Effective Amendment No.
            45.

            The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report, with respect to the respective series of the Trust, to shareholders upon request and without charge.

            The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant, BT INVESTMENT FUNDS, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 22nd day of April, 1998.

                               BT INVESTMENT FUNDS

                              By:  /s/ Jay S. Neuman
                              Jay S. Neuman, Secretary
                              April 22, 1998

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                          TITLE                   DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        April 22, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below

/s/ RONALD M. PETNUCH*        President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and
                              Accounting Officer)

/s/ S. LELAND DILL*           Trustee
S. Leland Dill

/s/ KELVIN J. LANCASTER*      Trustee
Kelvin J. Lancaster

/s/ PHILIP SAUNDERS, JR.*     Trustee
Philip Saunders, Jr.



*By Power of Attorney